Semiannual
                                    Report
                                    to
                                    Shareholders


                                    June 30, 1995





                           The Park Avenue Portfolio

                                    o The Guardian
                                    Park Avenue Fund

                                    o The Guardian
                                    Baillie Gifford
                                    International Fund

                                    o The Guardian
                                    Asset Allocation Fund

                                    o The Guardian
                                    Investment Quality
                                    Bond Fund

                                    o The Guardian
                                    Tax-Exempt Fund

                                    o The Guardian
                                    Cash Management Fund


                                                     [Logo]
                     --------------------------------------
                     Guardian Investor Services Corporation

[PHOTO]
Frank J. Jones,Ph.D.

--------------------------------------------------------------------------------
  Dear Shareholder:

   The first half of 1995 was a period of transition for both the U.S. and global economies and financial markets.

   In the U.S., during the first quarter of 1995, economic growth slowed to 2.7 percent from its rapid 5.1 percent growth during the fourth quarter of 1994. Monetary policy continued to constrain this strength--the Federal Reserve increased the Fed Funds rate to 6 percent on February 2, which proved to be the last tightening in this cycle. Real growth for the second quarter, as measured by the gross domestic product, slowed to 0.5 percent, with the economy weakening as the second quarter progressed and the third quarter began. In fact, the very strong bond market rally during May was based on the market's assessment that the Fed's next move would be an imminent easing. This assessment turned out to be correct--the Fed cut the discount rate on July 6 by 25 basis points.

   The slowing economy and the expectation of Fed easing have been very supportive of the markets during the first half of 1995. Specifically, the S&P 500 Index returned 20.11 percent and the Lehman Aggregate Bond Index returned
11.44 percent during the first six months of 1995.* During May alone, the Lehman Aggregate returned 3.9 percent, the strongest single month by this measure since February 1986.

   The current conventional wisdom is that real economic growth will strengthen slightly during the third quarter, before strengthening moderately to perhaps 2.0-2.5 percent during the fourth quarter. If such expectations are vindicated, the Fed will have accomplished a "soft landing," resulting in an economy that Goldilocks would describe as "not too hot, not too cold." But then, as John Maynard Keynes said, "the inevitable never happens, only the impossible."

   At midyear 1995, there has been considerable concern about whether the bond and stock market rallies could continue or whether they could hold their significant gains of the first half of the year. However, the lukewarm or Goldilocks economic scenario just described would certainly not provide the basis for accelerating inflation. Instead, it would be somewhat negative but not disastrous for corporate profits and, thus, could be salutary for both the stock and bond markets.

   Abroad, the global economy also was one of moderate growth with mild inflationary forces. The U.K. continued its central bank tightening. Germany, while recovering from recession, exhibited slow growth and, as always, was vigilant about any inflationary signs. The Japanese economy continues to be extremely weak and there is an imminent threat of deflation rather than inflation. The official Japanese interest rate is currently only 1 percent and is projected to decrease to between 0.25 percent and 0.50 percent soon.

   Consistent with their economies, the stock market returns in the U.K., Germany, and Japan were weak during the first six months of 1995. Although the weak U.S. dollar made the returns in U.S. dollars significantly stronger in these markets, the British, German, and Japanese markets still fell short of the return on the U.S. stock market.

   I invite you to read the Portfolio Manager interviews on the following pages to learn more about the strategies used to manage your fund. The interviews highlight fund performance during the first half of the year; however, please keep in mind that past performance is not a guarantee of future results.

            Regards,


            /s/ Frank J. Jones

            Frank J. Jones, Ph.D.
            President, The Park Avenue Portfolio

*The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of the U.S. bond market activity. The S&P 500 Index and the Lehman Aggregate Bond Index are not available for investment and their returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Special Thanks to our Recent Retirees

                              The officers and directors of The Park Avenue Portfolio and its investment adviser, Guardian
                              Investor Services Corporation, would like to extend their heartfelt thanks and appreciation to George T. Conklin, Jr., and Gerard E. Mills for a quarter century each of distinguished service as directors of The Guardian's mutual fund family. Mr. Conklin, a former Chairman of the Board of The Guardian Life Insurance Company, served as Chairman of the Board of The Guardian's mutual funds through his entire twenty-five years as a director. We are fortunate to have Mr. Conklin continuing to lend his expertise to the Board in his new capacity as director emeritus. Mr. Mills, a former executive with Distillers Co., Ltd., and Gordon's Dry Gin Co., Ltd., served as Chairman of the Audit Committee of the Board for several years and has taken up retirement in Florida. We wish Mr. Mills good health and happiness for years to come.

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

                            The Park Avenue Portfolio

                                Table of Contents

Portfolio Manager Interviews
   The Guardian Park Avenue Fund ..........................................    2
   The Guardian Baillie Gifford International Fund ........................    6
   The Guardian Asset Allocation Fund .....................................    8
   The Guardian Investment Quality Bond Fund ..............................   10
   The Guardian Tax-Exempt Fund ...........................................   12
   The Guardian Cash Management Fund ......................................   14
Schedule of Investments
   The Guardian Park Avenue Fund ..........................................   15
   The Guardian Baillie Gifford International Fund ........................   21
   The Guardian Asset Allocation Fund .....................................   19
   The Guardian Investment Quality Bond Fund ..............................   25
   The Guardian Tax-Exempt Fund ...........................................   27
   The Guardian Cash Management Fund ......................................   29
Financial Statements ......................................................   30
Notes to Financial Statements .............................................   38
Financial Highlights ......................................................   48

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The Guardian Park Avenue Fund


[Photo of Charles E. Albers, Portfolio Manager]

Q. How did the Fund perform during the first six months of 1995?

A. The Guardian Park Avenue Fund performed very well during the first six months of 1995. During this period, the Fund had a total return of 20.53 percent.* The Fund slightly outperformed the S&P 500 Index, which had a total return of 20.11 percent.#

   Of course, the longer-term results are more significant for investors who are seeking to build wealth over time. From this perspective, The Guardian Park Avenue Fund has also done well over longer time periods. For the five- and ten-year periods ended June 30, 1995, average annual total returns were 15.50 percent and 15.36 percent, respectively.* As the chart below indicates, based on total returns, for the periods ended June 30, 1995, the Fund outperformed its Lipper peer group--the group of mutual funds with investment objectives and policies similar to those of the Fund, over the one-, five-, and ten-year periods. The Fund ranked in the top fifteen percent of the Lipper Growth Funds category for both the five- and ten-year periods and in the top half for the one-year period.+

                The Guardian Park Avenue Fund beats Lipper Growth
                       Funds Average Annual Total Returns
                          for One, Five, and Ten Years

   [The table below was represented as a line graph in the printed material.]

                                   1 Year         5 Years        10 Years
                                   ------         -------        --------
The Guardian Park Avenue Fund      23.77%         15.50%          15.36%
Lipper Growth Funds Category       22.14%         11.22%          13.01%


Q. What strategies did you use during
this period?

A. For many years, our fundamental strategic approach to portfolio management has been a hybrid: It combines a quantitative stock selection system as well as fundamental judgments about the market sectors and individual securities. Together these two elements work in a synergistic fashion. It is a "top-down plus bottom-up" approach. Portfolio manager judgment comes into play from the top down, making the strategic positioning decisions for the Fund's portfolio, while the stock scoring system helps identify individual securities in the particular sectors that the portfolio manager has selected. Let me explain a little bit more.

   Our proprietary stock scoring system, which we have been continuously developing and refining since 1972, helps us locate attractive stocks. We follow a universe of approximately 1,300 stocks and create a score for each stock weekly. Using the stock's score, we determine the relative attractiveness of buying, holding, and selling each security in our portfolio. The other essential element of our process is portfolio manager judgment. This comes into play as the portfolio manager, among other things, determines the portfolio allocation between large-cap and small-cap segments of the market; determines the portfolio


--------------------------------------------------------------------------------
*Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account any sales charges that an investor may incur when purchasing shares of the Fund.

#The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for investment and its returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

+Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report, 2nd Quarter 1995. Rankings for the periods ended June 30, 1995 illustrate the Fund vs. other growth funds in the specified period. The Fund ranked 18 out of a field of 145 growth funds over a ten-year period, 26 out of 230 for the five-year period and 203 out of 516 for the one-year period. Lipper rankings are based on total return and do not take into account any deductions for sales loads.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
allocation between different economic sectors, such as energy, financial, technology, etc.; and develops procedures to guide portfolio rebalancing.

   Both aspects of our approach contributed to our good relative investment performance during the first half of 1995. In general, the stock scoring system successfully distinguished the better and poorer performing stocks. Although all areas of the stock market did well this half of the year (even the stocks in our bottom-ranked quintile had an average gain of 14.9 percent), the stocks that were ranked in our top quintile showed an average gain of 20.4 percent. The stock scoring system was clearly a valuable tool that enhanced portfolio performance during this period.

   The portfolio manager's judgment also contributed to the above-average results. Our judgment on major issues during this period was pretty good. For example, the Fund was substantially overweighted in technology during the period, and it was the best performing sector of the twelve which we monitor. At the same time, the portfolio was substantially under-weighted in utility company shares, and that sector substantially underperformed in the market. Also, during the first quarter of 1995, we surmised that the continuing decline in the external value of the U.S. dollar would be an important stimulant for the shares of U.S. companies with sizable global exposure. As a result, we moved a significant portion of the portfolio into shares of these companies, which were generally large-cap companies in either the technology or consumer nondurable sectors. The move turned out very favorably, as many of those stocks were market leaders during the balance of the first half of the year. We believe the theme of large-cap growth-type companies leading the market is likely to continue through the balance of 1995 and we will continue to move the portfolio in this direction.

Q.  What is your outlook on the economy?

A. The Federal Reserve has attempted to engineer a "soft landing" of the U.S. economy in 1995, in order to contain inflationary pressures. At this point, it appears that they have been generally successful. By "soft-landing," we mean two or more successive quarters where real gross domestic product grows at less than a two-percent rate and where a recession is avoided. Currently, it appears that somewhat more rapid growth may resume in the fourth quarter of 1995 and continue into 1996.

   Looking forward for the next five years, we believe that two major areas of growth stand out: first, high-tech capital equipment including exports of high-tech capital goods; and second, consumer spending on healthcare, travel, and recreation.

Q.  What about the stock market?

A. Prospects for further stock market gains in the years ahead seem promising. As the generation of "baby-boomers" ages, and their retirement financing needs become more clear to them, the flow of money into the stock market seems likely to increase. This investing may take many forms: direct, mutual funds, 401(k) plans, pension plans, etc. Corporate stock buy-backs have also become an important driving force in the marketplace, and the flow of funds from outside the U.S. seems likely to increase. When you combine these factors with the effects of an accommodating monetary policy and a reasonable level of stock valuation, we believe that the basic conditions exist for potentially continuing the bullish stock market.

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                                                                               3

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The Guardian Park Avenue Fund Profile

Objective:   Long-term growth of capital
--------------------------------------------
Portfolio:   At least 80% common stocks and
             securities convertible into
             common stocks
--------------------------------------------
Inception:   6/1/72
--------------------------------------------
Net Assets at June 30, 1995:  $820,272,305
--------------------------------------------


   "Some portfolio managers try to get the market to conform to their theories. We believe it is more fruitful to simply perceive the 'way of the universe,' and then get ourselves--and our portfolio--aligned with it."

                                                        -- Charles E. Albers


Comparison of Common Stocks Held by the Fund and the S&P 500 by Economic Sector

The two sectors where the Fund had a significant overweighting versus the S&P 500 were technology and basic industry. The overweighting in technology was an important aid to performance in the first half of 1995.

   [The tables below were represented as pie graphs in the printed material.]

                                  The Guardian
                                Park Avenue Fund
                                ----------------
                              Utilities - 0.08%
                              Other - 15.69%
                              Financial - 13.10%
                              Consumer Staples - 8.61%
                              Energy - 12.14%
                              Technology - 28.02%
                              Basic Industries - 15.58%
                              Capital Goods - 6.78%

                                     S&P 500
                                     -------
                              Utilities - 11.71%
                              Other - 17.78%
                              Consumer Staples - 20.94%
                              Energy -  9.95%
                              Technology - 15.52%
                              Financial - 11.45%
                              Basic Industries - 7.21%
                              Capital Goods - 5.44%


--------------------------------------------------------------------------------
Portfolio Composition

   The Guardian Park Avenue Fund portfolio holds approximately 250 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

   [The table below was represented as a pie graph in the printed material.]

               Fixed Income (Including Convertibles)     1.3%
               Cash & Cash Equivalents                   7.6%
               Common Stocks                            91.1%

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
Growth of a Hypothetical Investment

   [The table below was represented as a line graph in the printed document.]

                       The Guardian
                        Park Avenue          S&P 500          Consumer Price
                           Fund               Index                Index
                       ------------         ----------        --------------
        Jun-72           $9,352.32           $9,791.00           $10,072.46
        Jun-73           $7,757.72           $9,801.92           $10,676.33
        Jun-74           $8,094.75           $8,376.17           $11,835.75
        Jun-75          $10,222.18           $9,724.17           $12,922.71
        Jun-76          $12,926.28          $11,077.06           $13,695.65
        Jun-77          $15,548.55          $11,106.53           $14,613.53
        Jun-78          $17,952.63          $11,100.41           $15,700.48
        Jun-79          $20,459.31          $12,582.63           $17,439.61
        Jun-80          $24,637.29          $14,721.83           $19,927.54
        Jun-81          $30,553.08          $17,725.62           $21,859.90
        Jun-82          $28,221.25          $15,681.66           $23,429.95
        Jun-83          $49,604.02          $25,228.07           $24,009.66
        Jun-84          $47,823.05          $24,027.87           $25,048.31
        Jun-85          $55,012.85          $31,410.25           $25,966.18
        Jun-86          $93,553.20          $42,591.68           $26,425.12
        Jun-87         $104,621.96          $53,271.67           $27,439.61
        Jun-88         $107,311.97          $49,514.75           $28,502.42
        Jun-89         $124,277.43          $59,545.64           $29,975.85
        Jun-90         $131,990.46          $69,210.91           $31,400.97
        Jun-91         $136,860.25          $74,303.05           $32,874.40
        Jun-92         $159,469.47          $84,210.21           $33,888.89
        Jun-93         $215,651.58          $95,619.29           $34,879.23
        Jun-94         $219,203.63          $96,936.39           $35,772.95
        Jun-95         $271,285.18         $122,052.06           $36,884.06

A hypothetical $10,000 investment made at the inception of The Guardian Park Avenue Fund on June 1, 1972, would have grown to $271,285 on June 30, 1995. This represents a total return of 2,613 percent! We compare our performance to that of the S&P 500, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. The starting point for the Fund of $9,550 reflects its initial sales charge of 4.5 percent. The starting point for the S&P 500 Index of $10,000 does not reflect a sales charge. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would have had a total return of 1,121 percent and would now be worth $122,052. The cost-of-living index, as measured by the consumer price index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

-------------------------------------------------------------------------------------------------------------
                               Average Annual Returns for Periods Ended 6/30/95
                                                                                               Life of Fund
                                                            1 Year      5 Years    10 Years   (since 6/1/72)
-------------------------------------------------------------------------------------------------------------
  Guardian Park Avenue Fund (without 4.5% sales charge)     23.77%      15.50%     15.36%         15.60%
-------------------------------------------------------------------------------------------------------------
  Guardian Park Avenue Fund (incl. 4.5% sales charge)       18.20%      14.44%     14.83%         15.37%
-------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                             25.93%      12.02%     14.54%         11.45%
-------------------------------------------------------------------------------------------------------------

   These figures represent past performance and are no guarantee of future results. Investment return and principal value will fluctuate and redemption value may be more or less than original cost.

   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all fund expenses and the current maximum sales charge of 4.5 percent except where noted. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower.

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                                                                               5

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The Guardian Baillie Gifford International Fund

[Photo of R. Robin Menzies, Portfolio Manager]

Q. We have all heard about the drop in the U.S. dollar. How has that affected the international securities markets?

A. The clearest impact of the dollar's decline is that it has inflated the returns from overseas investments. But if you look at the performance of overseas markets in local terms, many of the overseas markets now appear reasonably priced compared with the U.S. For example, the German market has hardly risen at all and the Japa-nese market has fallen sharply.

   However, many overseas markets have not yet reflected the strong growth in local earnings because interest rates overseas are still quite high (with the exception of Japan). Since there is still considerable room for interest rates to fall in overseas markets (and low interest rates are generally good for stock markets), stocks in these markets present a potentially good value. We believe that the next six months will be positive for investors in overseas markets in general.

Q. What factors and strategies affected the Fund's performance over the past six months?

A. The Fund had a total return for the six-month period ended June 30 of 1.24 percent.* Our benchmark index, the Morgan Stanley Europe, Australia, and the Far East (EAFE) Index had a return of 2.76 percent for the same period.# Japan had a tough six months, with its stock market returning -8.2 percent in dollar terms (-21.9 percent in yen). Correspondingly, our holdings in Japan (approximately
27.8 percent of the portfolio) retarded Fund performance. Fortunately, the other Asian markets, where we have a sizable exposure, have done much better, as have some European ones, especially on the Continent.

   The Fund has had a strategy of hedging some of its exposure in yen in order to protect U.S. investors from the effects of a decline in the highly valued Japanese currency. This insurance policy was a costly one for most of the past six months, as the yen continued to appreciate, but more recently the dollar has been a little stronger and, currently, our hedges are profitable.

   As  regards   individual   stocks,   we  have  continued  to  concentrate  on
high-quality growth stocks which we buy and hold after in-depth research. Examples of these include: some of the lightly regulated British utilities, such as National Power, which are growing their dividends rapidly; Lufthansa, the German airline whose freight and passenger business is booming and whose management has improved enormously since privatization; and companies with exposure to the rapidly growing economies of the Far East, such as Thailand's Industrial Finance Company, whose shares have already risen by nearly 26 percent this year.

Q. Are there any political or demographic factors that are making certain countries or regions particularly attractive?

A. We are still impressed by the smaller Asian economies, several of which, such as Malaysia and Thailand, are achieving real growth rates of 7 to 10 percent -- and look set to continue to do so.

   We are impressed by the core hard-currency countries of Europe such as Germany and Holland. There are many strong companies based in these countries, and interest rates are likely to fall over the next few months.

   The British market is also looking quite attractive; its valuation has been depressed by overblown political concerns but earnings growth is still strong.

--------------------------------------------------------------------------------
* Total return figures assume the reinvestment of dividends and distributions and do not include the current maximum sales charge of 4.5 percent. Returns represent past performance and are not a guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

# The Morgan Stanley EAFE Index is a leading unmanaged index of international stocks. It is capitalization-weighted and carries a significantly higher weighting (50 percent plus) in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and EAFE may not therefore always correlate closely. The EAFE is not available for investment and its returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

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6

--------------------------------------------------------------------------------
   Though the Japanese market remains very highly rated, its valuations are now back to what are, for Japan, normal levels after the excesses of the "bubble economy" period from 1985 to 1989 when prices rose out of control. Japan's economic recovery is continually deterred by the strength of the yen, but exporters, amazingly, seem to be slowly adjusting to this tough situation. It is also encouraging that Japanese banks are finally recognizing their bad debt problems. Compared to our benchmark, we have a relatively low weighting in Japan at present; our next move will probably be to increase it.

   The political wild card among the major markets is probably France. The recently elected President Chirac is far less of a hawk on interest rates and is less concerned about the strength of the franc. He is likely to cut interest rates more over the next few months, and the French market should begin to show a positive response to this.


--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund Profile


Objective:    Long-term capital appreciation
-----------------------------------------------------
Portfolio:    At least 80% in a diversified portfolio
              of common stocks of companies
              outside of the United States
-----------------------------------------------------
Inception:    2/15/93
-----------------------------------------------------
Net Assets at June 30, 1995:  $41,395,132
-----------------------------------------------------



   "Most overseas markets have lagged behind the U.S. this year--at some point we believe they will start to catch up. We think that point is quite close."

                                                         -- R. Robin Menzies

--------------------------------------------------------------------------------
Access to equity markets worldwide?

   Many foreign markets have outperformed the U.S. market over the past ten years. In today's market environment, an investor with a well-chosen mix of domestic and foreign investments may experience higher overall returns than an investor holding only U.S. investments. International funds such as The Guardian Baillie Gifford International Fund allow you to take advantage of many long-term growth opportunities that exist beyond U.S. borders.


[The table below was represented as a pie graph in the printed material.]

               -----------------------------------------
                         World Equity Markets
                         as of January 1995
               U.S. Market - 34%
               International Markets - 66%


                  Wall Street Journal, 4/5/95
               -----------------------------------------


--------------------------------------------------------------------------------

   Diversifying your portfolio internationally may lower your overall portfolio risk as well as increase your investment returns. The Guardian Baillie Gifford International Fund seeks to provide the opportunity to counterbalance swings in the U.S. stock market because long-term data show a relatively low correlation between the performance of the U.S. stock market and the performance of collective international markets.

[The table below was represented as a pie graph in the printed material.]

               -----------------------------------------
                 Composition by Geographic Allocation
                           as of 6/30/95

               Latin America - 2.3%
               Cash & Deposits - 4.0%
               Asia (except Japan) - 17.6%
               Europe - 29.3%
               U.K.- 19.0%
               Japan - 27.8%
               -----------------------------------------

--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
The Guardian Asset Allocation Fund


[Photo of Frank J. Jones, Co-Portfolio Manager and Jonathan C. Jankus, Co-Portfolio Manager]

Q.  How did the Fund perform during the first six months of 1995?

A. The Fund's total return for the six months ended June 30, 1995 was 14.37 percent.* This compares with a return of 20.11 percent for the S&P 500 Index and a return of 11.44 percent for the Lehman Aggregate Bond Index.# The Fund's theoretical composite benchmark, which consists of 60 percent of the S&P 500 Index and 40 percent of the Lehman Aggregate Bond Index, thus would have generated a return of 16.70 percent. During this same time period, other asset allocation funds produced an average return of 12.48 percent, according to Morningstar, an independent mutual funds monitor.+

--------------------------------------------------------------------------------
* Total return figures are historical and assume the reinvestment of dividends and distributions and do not include the current maximum sales charge of 4.5%. Returns represent past performance and are not a guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

# The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The S&P 500 Index and the Lehman Aggregate Bond Index are not available for investment and their returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

+ Morningstar is an independent mutual fund rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Morningstar returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted. Past performance is not a guarantee of future results.

Q. How has the behavior of the economy and the financial markets affected the Fund's performance?

A. The Fund performed well relative to its competitors (other asset allocation funds with objectives and policies similar to the Fund) by outperforming over two-thirds of them during the first half of the year. According to Morningstar, for the six-month period ended June 30, 1995, the Fund ranked 48 out of the 160 similar funds it tracks. The Fund's underperformance, however, relative to its theoretical benchmark, can be explained in one word: cash. When both the stock and bond asset classes delivered double-digit returns over a six-month period, it could be considered a mistake (after the fact) to have held any defensive positions in cash and money market instruments. As the bond markets rose higher and higher (with bond yields falling almost one percent in May alone), our strategy essentially viewed bonds as being more and more expensive. This situation made both equities and cash appear to be superior alternatives once we adjusted for risk. While our disciplined, systematic strategy was correct to overweight stocks, it was an error to underweight bonds and to allocate a portion of the portfolio to safe but relatively low-yielding money market instruments.

Q. What is your outlook going forward?

A. As of June 30, our target portfolio weights are 65 percent stocks, 10 percent bonds, and 25 percent cash. Relative to our neutral benchmark position (60 percent stocks, 40 percent bonds, and 0 percent cash), we therefore will continue to be overweighted in stocks (albeit only modestly) and underweighted in bonds. While we continue our overweighting in cash, we believe that during the next six months it will prove to be advantageous to the Fund.

   While this has been a good year for stocks, we do not find the market's actions excessive. In fact, over the past five years, the average annual return on the S&P 500 has been 12.09 percent. By contrast, the average annual return of

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
the S&P 500 over the past fifty years has been 12.02 percent, so we are hardly in uncharted waters. What constitutes excess? One might want to consider the five years ending with July of 1987; over that period, the S&P 500 compounded at an annualized rate of 29.72 percent. And in contrast to 1995, that was in the face of a declining bond rate. At the moment, such excesses are not apparent. Danger signs to watch for would be a deteriorating bond market or a lowering of long-term profit trends.

   We continue to believe that, over long periods of time, superior returns are generated by disciplined adherence to our strategy, which systematically weighs the risk/return trade-offs between alternative investment classes. This analysis must be done in the context of observable quantitative measures (versus more subjective considerations) which lead to clear portfolio actions. This sometimes requires us to act (as now) contrary to "the crowd." We are quite comfortable in that position, since, to a great extent, we seek to exploit the relative value opportunities created by the occasional excesses of a crowd mentality. During this period, "the crowd" was buying bonds while we maintained a conservative stance and grew our cash position.


--------------------------------------------------------------------------------
The Guardian Asset Allocation Fund Profile

Objective:    Long-term total investment return
              consistent with moderate risk
-------------------------------------------------
Portfolio:    A mixture of common stocks and
              convertible securities; investment
              grade debt obligations and U.S.
              government securities; and money
              market instruments
-------------------------------------------------
Inception:    2/15/93
-------------------------------------------------
Net Assets at June 30, 1995:  $61,301,557
-------------------------------------------------

"The key to long-term wealth-building is discipline."
                            -- Jonathan C. Jankus


   [The table below was represented as a pie graph in the printed material.]

                       Fund Allocation as of June 30, 1995

                       Bonds                        11.0%
                       Cash & Cash Equivalents      23.7%
                       Stocks                       65.3%

   The objective of the portfolio managers of The Guardian Asset Allocation Fund is to outperform, over long periods of time, a hypothetical composite of 60 percent stocks (as measured by the S&P 500 Index) and 40 percent bonds (as measured by the Lehman Aggregate Bond Index). To reach this objective, The Guardian Asset Allocation Fund uses a theoretical model that takes into account a variety of macroeconomic factors in order to determine the relative attractiveness of the asset classes under consideration (stocks, bonds, and cash). Our portfolio is adjusted according to the outputs of the model.

--------------------------------------------------------------------------------------------------------------
                               Average Annual Returns for Periods Ended 6/15/95

                                                                                            Life of Fund
                                                                         1 Year           (since 2/15/93)
-------------------------------------------------------------------------------------------------------------
   Guardian Asset Allocation Fund (without 4.5% sales charge)            17.73%              10.08%
-------------------------------------------------------------------------------------------------------------
   Guardian Asset Allocation Fund (incl. 4.5% sales charge)              12.43%                7.97%
--------------------------------------------------------------------------------------------------------------
   S&P 500 Index                                                         25.93%              11.98%
--------------------------------------------------------------------------------------------------------------
   Lehman Aggregate Bond Index                                           12.55%                6.46%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
The Guardian Investment Quality Bond Fund

[Photo of Michele S. Babakian, Portfolio Manager]

Q. How was overall bond market performance during the first six months of 1995? Were there specific sectors that did better than others?

A. The bond market performed extremely well in the first half of 1995 with the Lehman Aggregate Bond Index producing an 11.44 percent return.* The Index's return is made up of the returns of various types of fixed income securities with each sector class providing the following returns: 11.21 percent on Treasury and agency securities, 13.80 percent on corporate bonds, 10.73 percent on mortgage-backed securities, and 8.14 percent on asset-backed securities. Corporate bonds obviously outperformed all other sectors of the fixed income market. This occurred despite narrow yield spreads to the Treasury curve. Investor demand and low supply in the first quarter caused spreads to continue to narrow to historically tight levels. In the second quarter, an increase in the number of new issues caused spreads to widen. Nonetheless, new corporates continued to be aggressively purchased.

Q. How did the Fund perform in this environment?

A. The Fund had a total return of 10.23 percent for the six-month period ending June 30, 1995.# The chart below compares the composition of the Fund to the Lehman Aggregate Bond Index at June 30, 1995.

   [The table below was represented as a pie graph in the printed material.]
--------------------------------------------------------------------------------
                      The Guardian IQ Bond Fund     Lehman Aggregate Bond Index
                      -------------------------     ---------------------------
Treasury & Agency               25.2%                            54.2%
Corporate                       21.0%                            16.7%
Mortgage-backed                 34.0%                            28.0%
Asset-backed                     7.8%                             1.1%
Cash                            12.0%                             0.0%

--------------------------------------------------------------------------------


   The main sector that caused the Fund to lag behind the Index's year-to-date return was the mortgage-backed sector. Interest rate volatility increased significantly in the second quarter causing mortgage prices to lag behind the performance of other fixed-income sectors. Our comparatively heavy allocation to this sector is being maintained into the third quarter, however, as volatility is expected to drop.

Q. What has been your investment strategy so far this year and will you continue it during the next period?

A. During the first quarter, we maintained a relatively large cash position until a low growth/ inflation trend was confirmed. This more defensive posture included a higher allocation to Treasury securities and short-term asset-backed securities. As the bond market rally continued, we became more bullish on the market and extended the duration of the portfolio from being shorter than that of the Lehman Aggregate Bond Index to a duration on June 30 of 5.0 years, which was .23 years longer than the Index. The steepening of the yield curve and expectation of a Federal Reserve easing of rates prompted us to purchase more assets in the shorter end of the curve. After reaching 46.2 percent at the end of January 1995, the Fund's total Treasury and agency position has since been pared down to 25.2 percent on June 30, 1995, while net purchases of higher yielding corporate securities and mortgage pass-throughs have increased.

--------------------------------------------------------------------------------
* The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for investment and its returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

# Total return figures assume the reinvestment of dividends and distributions and do not include the current maximum sales charge of 4.5%. Since October 21, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed .75% of the Fund's average daily net assets. Without these reimbursements, the performance figures would be lower. Returns represent past performance and are not a guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
Q. What is your outlook on the economy?

A. The final two quarters of 1995 are expected to exhibit more stability in yields as well as lower volatility levels. There may be mixed economic growth statistics and inflation data, but recent economic forecasts project that gross domestic product figures for the third and fourth quarters should come in at around 1.5 percent and 2.7 percent, respectively, with the annual consumer price index rate, a rate that is used as a measure of inflation, expected to be approximately 3.0 to 3.5 percent.

   Unlike the first half of 1995 when the major calamities of the collapse of emerging markets, the Mexican debt crisis, and depreciation of the dollar occurred, the second half should exhibit more stability. Emerging markets have recovered, the dollar has regained some of its strength and our domestic budget process should be bullish for the market.

   With the expected stabilizing of the U.S. and global financial markets and with moderate gross domestic product growth, we believe that we can look forward to continued positive returns.


 "We expect that volatility in the mortgage market should decrease in the third and fourth quarters from the high levels of the second quarter, causing better total returns for this sector."

                                                      -- Michele S. Babakian

--------------------------------------------------------------------------------
The Guardian Investment Quality Bond Fund Profile

Objective:     A high level of current income and
               capital appreciation without undue
               risk
---------------------------------------------------
Portfolio:     At least 80% investment-grade bonds
               and U.S. government securities
---------------------------------------------------
Inception:     2/16/93
---------------------------------------------------
Net Assets at June 30, 1995:        $52,556,240
---------------------------------------------------
Effective SEC 30-Day Yield
(as of June 30, 1995):     5.62%


   [The table below was represented as a pie graph in the printed material.]
--------------------------------------------------------------------------------
                    S&P's Credit Ratings as of June 30, 1995

                           Nonrated                3.4%
                           Other                  12.0%
                           AAA                    63.6%
                           BBB                    14.1%
                           A                       6.9%
--------------------------------------------------------------------------------

The Guardian Investment Quality Bond Fund manages credit risk by investing at least 80 percent of its assets in investment-grade bonds rated in the four highest categories by Standard & Poor's or Moody's Investors Service.


   [The table below was represented as a pie graph in the printed material.]
--------------------------------------------------------------------------------
                              Portfolio Composition

                         Cash & Cash Equivalents - 12.0%
                         U.S. Govts. & Agencies -  25.2%
                         Mortgages (multi-class) - 28.7%
                         Mortgages (pass-throughs) - 5.3%
                         Asset-backed - 7.8%
                         Corporate Bonds - 21.0%

The Guardian Investment Quality Bond Fund can help smooth out the market fluctuations in your overall portfolio because bond prices do not generally move in step with stock prices. And although money market securities can provide less risk to principal, bonds generally provide higher income.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
  The Guardian Tax-Exempt Fund


[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Q.  Can you give a general overview of the tax-exempt market?

A. With the Republicans pushing for increased tax cuts and the default of Orange County, California, the tax-exempt market has been volatile, to say the least. With each new tax reduction proposal, whether it is a flat tax or value-added tax, the municipal bond market experiences a little more volatility. Although, as of this writing, nothing has been legislated, any serious mention of a tax decrease serves to potentially upset the tax-exempt market.

   Certainly, the most important event to affect the tax-exempt municipal market in early 1995 was the default of Orange County, California. Although this particular default initially had some negative impact on the municipal market, the market soon recovered. Most of the negative impact on municipals was confined to Southern California issues which are trading cheaper than they should, simply because of geographical location. So far, there has been no impact on the Fund because of the Orange County default.

--------------------------------------------------------------------------------

* Total return figures assume the reinvestment of dividends and distributions and do not include the current maximum sales charge of 4.5 percent. Since
   June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed .75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

# The Lehman Municipal Bond Index is an unmanaged index which is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for investment and its returns do not reflect anysales charges which an investor may have to pay when purchasing shares of a fund.

   All in all, the tax-exempt municipal market has weathered a rocky first six months with more turbulence expected in the near future, especially with new tax proposals and the continuing saga of Orange County's default.

Q.  How did the Guardian Tax-Exempt Fund perform in the first half of 1995?

A. The Fund produced a total return of 7.23 percent for the six-month period ended June 30, 1995, and a 6.41 percent for the preceding twelve-month period.* The Lehman Municipal Bond Index produced a total return of 9.65 percent for the six months ended June 30, 1995, and a 8.82 percent for a twelve-month period.# We believe that the Fund underperformed its benchmark index, The Lehman Municipal Bond Index, for the year because the Fund contains proportionately more high-quality issues of longer duration than the Index. Generally, the yield is lower on such higher-quality issues. While these higher- quality issues did not perform well in the volatile market in 1995, we believe that this prudent focus can potentially benefit shareholders over the long term.

Q.  Did any events have a large impact on the Fund in the past six months?

A. The threat of a flat tax has made investors cautious. Investors fear that a flat tax could make municipal bonds (which are currently tax-exempt) taxable, thereby eliminating their potential benefit. If a flat tax were enacted, a general obligation bond from, say, the City of New York, would then have to compete with a bond from any major corporation. This fear had a negative impact on the municipal bond market by raising prices and thereby lowering yields.

   The Fund's relative smallness, which can be explained by its relative newness, also hurt its performance. The Fund's smaller asset base limits its buying opportunities and heightens the impact of expenses on its results. Thus, we are happy to report that operating expenses in excess of 0.75 percent of the Fund's average daily balance are being voluntarily subsidized by the Fund's adviser, Guardian Investor Services Corporation, through December 31, 1995. We

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
hope that this will help improve the Fund's overall performance and attract new investors to the Fund. This voluntary subsidy of expenses may be modified or terminated at any time after December 31, 1995, which would reduce performance.

Q. What has been the Fund's strategy during the first half of 1995? What will be its future strategy?

A. The Fund tends to buy only high-quality tax-exempt bonds. Throughout the period, the average Moody's or S&P credit rating for the portfolio was Aa. We will continue to buy investment-grade debt because, in this current climate, we do not believe that buying lower-quality bonds will increase our yields sufficiently to compensate for the higher risks associated with lower-quality issues.

   We continued to concentrate purchases for the Fund's portfolio in state and county general obligation bonds and revenue bonds. These municipal obligations provide high quality and liquidity.

   Because counties and states have the power to tax, their bonds present less credit risk than other municipal obligations. To achieve a higher yield potential with lower relative risk, we purchase bonds within a maturity range of ten to fifteen years. We also seek to invest in bonds offering high coupons, which should provide our shareholders with higher interest payments, thereby generating more income that is free from federal income taxes. Some income may be subject to state and local taxes and, for some investors, the federal alternative minimum tax.

"In today's complex tax-exempt municipal bond markets, we believe that the value is in quality."
                                                  -- Alexander M. Grant, Jr.

--------------------------------------------------------------------------------
The Guardian Tax-Exempt Fund Profile

Objective:    Maximum current income exempt
              from federal taxes
------------------------------------------------
Portfolio:    At least 80% in intermediate and
              long-term investment grade
              municipal obligations
------------------------------------------------
Inception:    2/16/93
------------------------------------------------
Net Assets at June 30, 1995:  $16,730,414
------------------------------------------------
Effective SEC 30-Day Yield
(as of June 30, 1995):  4.62%

   [The table below was represented as a pie graph in the printed material.]

--------------------------------------------------------------------------------
                    Cash & Cash Equivalents            7.2%
                    Aaa                               31.9%
                    A                                 18.4%
                    Aa                                42.5%
--------------------------------------------------------------------------------

The Guardian Tax-Exempt Fund seeks to maximize current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in intermediate and long-term investment grade categories, as determined by independent rating agencies such as Standard & Poor's and Moody's Investors Service.

--------------------------------------------------------------------------------------------------------------
                             Average Annual Returns for Periods Ended 6/30/95*
                                                                                            Life of Fund
                                                                         1 Year           (since 2/16/93)
--------------------------------------------------------------------------------------------------------------
  Guardian Tax-Exempt Fund (without 4.5% sales charge)                   6.41%                1.86%
--------------------------------------------------------------------------------------------------------------
  Guardian Tax-Exempt Fund (incl. 4.5% sales charge)                     1.62%               -0.10%
--------------------------------------------------------------------------------------------------------------
  Lehman Municipal Bond                                                  8.82%                5.72%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed .75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower.

--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
The Guardian Cash Management Fund


[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Q. How did The Guardian Cash Management Fund perform during the first six months of 1995?

A. As of June 30, 1995, the current 7-day yield for the Guardian Cash Management Fund was 5.17 percent and the effective 7-day yield was 5.30 percent. The Fund produced an annualized total return of 5.21 percent through June 30, 1995.*

Q. What was your investment strategy during this period?

A. As always, our investment strategy was to seek high current income along with maximum safety by investing in a diversified portfolio of money market instruments that, according to our criteria, we believe present minimal credit risks. During the first half of 1995, the Fund only purchased securities from issuers that had received ratings in the highest credit quality categories established by nationally recognized statistical ratings organizations such as Moody's and/or Standard and Poor's. Most of the portfolio (95.2 percent) was invested in commercial paper; the balance (4.8 percent) was invested in repurchase agreements.

Q. What factors affected the Fund's performance?

A. Our standard policy is to maintain the Fund's "average days to maturity" in the short range. In the first half of 1995, this policy allowed the Fund to take advantage of the higher yields which market volatility caused to become available in the types of securities typically purchased by the Fund.

   "A money market fund is an easy and convenient way to invest excess cash."

                                                  -- Alexander M. Grant, Jr.

--------------------------------------------------------------------------------
The Guardian Cash Management Fund Profile

Objective:   As high a level of current income as
             is consistent with liquidity and
             preservation of capital
--------------------------------------------------
Portfolio:   Short-term money market instruments
--------------------------------------------------
Inception:   11/3/82
--------------------------------------------------
Net Assets at June 30, 1995:  $67,631,587


--------------------------------------------------------------------------------
   Investments in the Fund are neither insured nor guaranteed by the U.S. government. While the Fund seeks to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so.

*Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. The Fund's results reflect the effects of the investment adviser's assumptions of a portion of the Fund's operating expenses. Currently the adviser is assuming operating expenses to the extent they exceed .85 percent of the Fund's average daily assets. Without this expense reimbursement, performance figures would be lower.

--------------------------------------------------------------------------------
14

Schedule of Investments
June 30, 1995 (Unaudited)


 o The Guardian Park Avenue Fund

--------------------------------------------------------------------------------
 Common Stocks -- 91.5%
--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 4.7%
      59,000   Litton Industries, Inc.              $ 2,175,625
      36,400   Lockheed Martin Corp.                  2,297,750
      93,800   Logicon, Inc.                          4,174,100
       9,000   Loral Corp.                              465,750
     231,000   McDonnell Douglas Corp.               17,729,250
      93,950   Precision Castparts Corp.              3,299,994
     155,000   Rockwell Int'l. Corp.                  7,091,250
      46,100   Thiokol Corp.                          1,394,525
                                                   ------------
                                                     38,628,244
--------------------------------------------------------------------------------
Appliance and Furniture -- 0.2%
     117,400   Maytag Corp.                           1,878,400
--------------------------------------------------------------------------------
Automotive -- 0.8%
      24,000   Borg Warner Automotive, Inc.             684,000
     161,000   Echlin, Inc.                           5,594,750
                                                   ------------
                                                      6,278,750
--------------------------------------------------------------------------------
Broadcasting -- 1.3%
      18,415   CBS, Inc.                              1,233,805
      92,000   Capital Cities, ABC, Inc.              9,936,000
                                                   ------------
                                                     11,169,805
--------------------------------------------------------------------------------
Building Materials -- 0.3%
      42,700   Coachmen Industries, Inc.                651,175
      10,100   MCI Building Systems, Inc.               169,175
      30,000   McGrath Rent Corp.                       525,000
      38,000   Del Webb Corp.                           883,500
                                                   ------------
                                                      2,228,850
--------------------------------------------------------------------------------
Business Services -- 1.1%
     238,650   Paychex, Inc.                          8,651,063
--------------------------------------------------------------------------------
Capital Goods-Miscellaneous Technology -- 0.5%
      50,000   Aviall, Inc.                             418,750
       8,255   Olsten Corp.                             270,350
     105,000   Read-Rite Corp.                        2,808,750
      37,300   Rexel, Inc.                              354,350
                                                   ------------
                                                      3,852,200
--------------------------------------------------------------------------------
Chemicals -- 6.9%
      34,000   Albemarle Corp.                          531,250
      35,000   Avery Dennison Corp.                   1,400,000
      77,800   Cambrex Corp.                          2,625,750
      35,000   Dow Chemical Co.                       2,515,625
     244,700   E.I. Dupont De Nemours, Inc.          16,823,125
     127,700   Eastman Chemical Co.                   7,598,150
     217,800   Hercules, Inc.                        10,617,750
      23,000   Monsanto Co.                           2,072,875
      12,900   OM Group, Inc.                           367,650
     145,000   PPG Industries, Inc.                   6,235,000
      18,000   Schulman A., Inc.                        517,500
     182,000   Sterling Chemicals, Inc.               2,115,750
     100,000   Union Carbide Corp.                    3,337,500
                                                   ------------
                                                     56,757,925
--------------------------------------------------------------------------------
Conglomerates -- 1.2%
     174,700   Pittston Services Group              $ 4,192,800
      95,000   Textron, Inc.                          5,521,875
                                                   ------------
                                                      9,714,675
--------------------------------------------------------------------------------
Containers -- 0.2%
      61,750   Alltrista Corp.                        1,188,687
      25,000   Ball Corp.                               871,875
                                                   ------------
                                                      2,060,562
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.2%
       8,100   Helen of Troy Ltd.                       170,100
      44,000   Gillette Co.                           1,963,500
                                                   ------------
                                                      2,133,600
--------------------------------------------------------------------------------
Electrical Equipment -- 0.2%
      15,000   Cable Design Technologies Corp.          322,500
      21,300   Linear Technology Corp.                1,405,800
                                                   ------------
                                                      1,728,300
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.9%
     200,000   Analogic Corp.                         3,350,000
      37,000   Electroglas, Inc.                      2,118,250
      31,000   Strattec Sec. Corp.                      379,750
      38,000   Tektronix, Inc.                        1,871,500
                                                   ------------
                                                      7,719,500
--------------------------------------------------------------------------------
Energy-Miscellaneous -- 0.7%
     129,500   Giant Industries, Inc.                 1,100,750
     167,104   Holly Corp.                            3,864,280
      86,500   Howell Corp.                           1,189,375
                                                   ------------
                                                      6,154,405
--------------------------------------------------------------------------------
Entertainment -- 1.1%
      58,000   Walt Disney Co.                        3,226,250
     134,272   Mattel, Inc.                           3,491,072
       6,000   National Gaming Corp.                     51,750
       5,880   Viacom, Inc., Cl A*                      273,420
      44,552   Viacom, Inc., Cl B*                    2,066,099
      54,800   Viacom, Inc., Non-Voting                  82,200
                                                   ------------
                                                      9,190,791
--------------------------------------------------------------------------------
Fertilizer -- 0.8%
      55,800   First Mississippi Corp.                1,904,175
      52,800   Mississippi Chemical Corp.             1,052,700
     289,300   Terra Industries, Inc.                 3,507,763
                                                   ------------
                                                      6,464,638
--------------------------------------------------------------------------------
Financial-Banks -- 2.0%
      80,000   Bank of New York, Inc.                 3,230,000
      23,000   Central & Southern Hldgs. Co.            168,188
      38,464   Citicorp                               2,226,104
      18,000   Commonwealth Bankshares, Inc.            147,375
      65,000   First Bank Systems Corp.               2,665,000
      12,400   First Empire State Corp.               2,126,600
      32,226   Gateway Bancorp, Inc.                    386,712
      49,005   Hubco, Inc.                              875,964
      70,000   Premier Bancorp., Inc.                 1,260,000
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
     123,240   Signet Banking Corp.                 $ 2,695,875
      12,000   Star Banc Corp.                          552,000
       5,000   US Bancorp., Inc.                        117,500
                                                   ------------
                                                     16,451,318
--------------------------------------------------------------------------------
Financial-Others -- 4.4%
     105,000   American Express Co.                   3,688,125
     123,240   Capital One Financial Corp.            2,403,180
      95,000   Dean Witter Discover & Co.             4,465,000
     152,200   Duff & Phelps Corp.                    1,636,150
      10,000   Duff & Phelps Cr. Rating Co.             130,000
     163,000   First USA, Inc.                        7,233,125
      89,400   Foothill Group, Inc.                   2,279,700
     190,500   Green Tree Acceptance, Inc.            8,453,437
      50,000   Jefferies Group, Inc.                  1,800,000
      57,400   McDonald & Co. Investments, Inc.         911,225
     167,850   Morgan Keegan, Inc.                    2,056,162
      67,300   Raymond James Financial, Inc.          1,303,938
                                                   ------------
                                                     36,360,042
--------------------------------------------------------------------------------
Financial-Thrift -- 3.7%
       9,600   Albank Fin'l. Corp.                      250,800
      14,000   Bell Bancorp                             395,500
      75,000   Brooklyn Bancorp., Inc.                2,531,250
      88,750   Charter One Financial, Inc.            2,174,375
      47,000   Coastal Bank Svgs. Assn. - TX            763,750
     152,199   Collective Bancorp, Inc.               3,082,030
      53,100   Greenpoint Financial Corp.             1,254,488
      59,800   Loyola Capital Corp.                   1,853,800
      24,600   MAF Bancorp, Inc.                        578,100
      59,200   Maryland Fed. Bancorp, Inc.            1,909,200
      20,960   Pacific Crest Capital, Inc.              115,280
      84,800   Progressive Bank, Inc.                 2,173,000
     171,000   Roosevelt Financial Group, Inc.        2,853,562
     347,851   Sovereign Bancorp, Inc.                3,348,066
      78,000   Standard Fed. Bk. - Troy, MI           2,622,750
      93,982   TCF Financial Corp.                    4,464,145
                                                   ------------
                                                     30,370,096
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 3.5%
     165,000   Archer Daniels Midland Co.             3,073,125
      29,700   Brown-Forman Corp.                       991,237
     196,300   Coca Cola Co.                         12,514,125
      73,700   IBP, Inc.                              3,205,950
     124,000   Philip Morris Cos., Inc.               9,222,500
                                                   ------------
                                                     29,006,937
--------------------------------------------------------------------------------
Health Care -- 4.4%
     145,700   Caremark International, Inc.           2,914,000
      50,000   Circa Pharmaceuticals, Inc.            1,593,750
      23,877   Coram Healthcare Corp.                   337,263
      50,000   Eli Lilly & Co., Inc.                  3,925,000
      32,400   Healthsource, Inc.                     1,134,000
     102,000   Humana, Inc.                           1,797,750
      77,000   Johnson & Johnson                      5,207,125
      78,000   Liposome, Inc.                           848,250
     104,000   McKesson Corp.                         4,862,000
     128,000   Merck & Co., Inc.                      6,272,000
     100,000   Universal Health Svcs., Inc.           2,900,000
     148,900   U.S. Healthcare Systems, Inc.          4,560,062
                                                   ------------
                                                     36,351,200
--------------------------------------------------------------------------------
Household Products -- 0.9%
     105,200   Procter & Gamble Co.                   7,561,250
--------------------------------------------------------------------------------
Information Processing -- 8.4%
      89,800   Amdahl Corp.                             999,025
      46,200   Astro-Med, Inc.                          528,412
      66,100   Ceridian Corp.                         2,437,438
     258,000   Computer Assoc. Int'l., Inc.          17,479,500
      80,000   Fair Isaac & Co., Inc.                 2,380,000
     116,400   Hewlett Packard Co.                    8,671,800
      30,500   In Focus Systems, Inc.                   823,500
     260,700   Int'l. Business Machine               25,027,200
      18,700   Legent Corp.                             818,125
     220,000   Quantum Corp.                          5,032,500
      50,500   Sungard Data Systems, Inc.             2,638,625
      38,900   Teradyne, Inc.                         2,543,088
                                                   ------------
                                                     69,379,213
--------------------------------------------------------------------------------
Insurance -- 1.9%
      55,000   AMBAC, Inc.                            2,206,875
      48,000   American Eagle Group, Inc.               576,000
      74,000   Amer. Bankers Ins. Group, Inc.         2,349,500
      22,700   Capital Guaranty Corp.                   408,600
      17,000   Capitol Amer. Fin'l. Corp.               386,750
      89,400   Equitable Iowa Cos., Inc.              2,939,025
      42,080   Liberty Financial Cos., Inc.           1,083,560
      65,000   MBIA, Inc.                             4,322,500
      61,500   State Auto Financial Corp.             1,153,125
                                                   ------------
                                                     15,425,935
--------------------------------------------------------------------------------
Leisure Products -- 1.0%
      22,700   Arctco, Inc.                             266,725
     180,000   Brunswick Corp.                        3,060,000
      56,300   Callaway Golf Co.                        844,500
      60,000   Harley-Davidson, Inc.                  1,462,500
      11,000   Recoton Corp.                            214,500
      30,800   Sturm Ruger & Co., Inc.                1,004,850
      64,200   Thor Industries, Inc.                  1,267,950
                                                   ------------
                                                      8,121,025
--------------------------------------------------------------------------------
Lodging -- 1.6%
      75,000   Hospitality Franchise Sys. Co.*        2,596,875
     599,800   Host Marriott Corp.                    6,372,875
      75,000   Marriott Int'l., Inc.                  2,690,625
     175,000   Prime Hospitality Corp.                1,728,125
                                                   ------------
                                                     13,388,500
--------------------------------------------------------------------------------

See Notes to Financial Statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Machinery and Equipment -- 6.0%
      16,000   AGCO Corp.                            $  600,000
     155,000   Briggs & Stratton Corp.                5,347,500
      30,000   Case Corp.                               892,500
      45,000   Caterpillar, Inc.                      2,891,250
     136,129   Cummins Engine, Inc.                   5,938,628
      61,900   Dana Corp.                             1,771,887
      35,000   Deere & Co.                            2,996,875
      59,000   Dover Corp.                            4,292,250
      94,300   Eaton Corp.                            5,481,187
      12,000   Furon Co.                                264,000
     155,600   Indresco, Inc.                         2,411,800
      45,000   Millipore Corp.                        3,037,500
      55,500   Parker Hannifin Corp.                  2,011,875
      74,100   Pentair, Inc.                          3,223,350
      15,400   Robbins & Myers, Inc.                    423,500
      20,100   Roper Industries, Inc.                   703,500
      69,900   Tecumseh Products Co.                  3,075,600
      63,938   Varlen Corp.                           1,502,530
      60,000   York International Corp.               2,700,000
                                                   ------------
                                                     49,565,732
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 1.4%
      59,800   Carson Pirie Scott & Co.                 979,225
     246,700   Federated Dept. Stores, Inc.           6,352,525
      70,000   Sears Roebuck & Co.                    4,191,250
                                                   ------------
                                                     11,523,000
--------------------------------------------------------------------------------
Merchandising-Drugs -- 0.2%
      52,500   Bergen Brunswig Corp.                  1,200,938
      13,300   Foxmeyer Health Corp.                    237,738
                                                   ------------
                                                      1,438,676
--------------------------------------------------------------------------------
Merchandising-Food -- 0.9%
      40,000   Albertson's, Inc.                      1,190,000
     314,800   Casey's General Stores, Inc.           5,666,400
                                                   ------------
                                                      6,856,400
--------------------------------------------------------------------------------
Merchandising-Special -- 0.6%
      87,300   Tandy Corp.                            4,528,687
      33,800   Waban, Inc.                              502,775
                                                   ------------
                                                      5,031,462
--------------------------------------------------------------------------------
Metals and Mining -- 2.7%
      30,000   Alumax, Inc.                             933,750
      70,000   Aluminum Co. of America                3,508,750
     128,000   Asarco, Inc.                           3,904,000
      36,000   Cyprus Amax Minerals Co.               1,026,000
     118,300   Magma Copper Co.                       1,922,375
      70,000   Phelps Dodge Corp.                     4,130,000
     371,102   Santa Fe Pacific Gold Corp.            4,499,612
      73,000   Weirton Steel Corp.                      511,000
     145,000   WHX Corp.                              1,703,750
                                                   ------------
                                                     22,139,237
--------------------------------------------------------------------------------
Natural Gas-Diversified -- 0.4%
     118,300   Mitchell Energy & Dev. Corp.           2,114,613
      92,500   USX Delhi Group                        1,063,750
                                                   ------------
                                                      3,178,363
--------------------------------------------------------------------------------
Oil and Gas Producing -- 3.6%
      63,100   Alexander Energy Corp.                   264,230
     113,055   Apache Corp.                           3,094,881
      46,100   Barrett Resources Corp.                1,071,825
      76,900   Basin Exploration, Inc.                  456,594
     115,000   Tom Brown, Inc.                        1,710,625
      90,000   Cairn Energy USA, Inc.                   990,000
     120,000   Chieftain International, Inc.          1,635,000
     156,500   Coho Energy, Inc.                        802,063
     153,000   Devon Energy Corp.                     3,289,500
     227,400   Global Natural Res., Inc.              2,444,550
      18,900   H S Resources, Inc.                      264,600
     140,000   Home Oil Ltd.                          1,802,500
     129,600   Phoenix Resource Cos., Inc.            4,114,800
     105,000   Pogo Producing Co.                     2,401,875
     107,283   Snyder Oil Corp.                       1,354,448
     125,278   United Meridian Corp.                  1,941,809
      50,000   Vintage Petroleum, Inc.                  937,500
     140,000   Wainoco Oil Ltd.                         577,500
                                                   ------------
                                                     29,154,300
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 1.4%
     143,200   Amoco Corp.                            9,549,024
     207,000   Tesoro Petroleum, Inc.                 2,070,000
                                                   ------------
                                                     11,619,024
--------------------------------------------------------------------------------
Oil-Integrated-International -- 4.2%
      75,000   Mobil Corp.                            7,200,000
     379,000   Exxon Corp.                           26,819,000
                                                   ------------
                                                     34,019,000
--------------------------------------------------------------------------------
Oil Services -- 0.9%
      20,800   Cliffs Drilling Co.                      296,400
     209,400   Nabors Industries, Inc.                1,727,550
     160,416   Noble Drilling Corp.                   1,183,068
      86,300   Offshore Logistics, Inc.               1,208,200
     130,000   Smith International, Inc.              2,177,500
      48,000   Weatherford International, Inc.*         606,000
                                                   ------------
                                                      7,198,718
--------------------------------------------------------------------------------
Paper and Forest Products -- 3.8%
     105,000   Boise Cascade Corp.                    4,252,500
      50,000   Federal Paper Board, Inc.              1,768,750
      50,000   Georgia Pacific Corp.                  4,337,500
      33,000   International Paper Co.                2,829,750
      60,000   Mead Corp.                             3,562,500
     328,000   Rayonier, Inc.                        11,644,000
      46,000   Willamette Industries, Inc.            2,553,000
                                                   ------------
                                                     30,948,000
--------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Railroads -- 0.8%
     125,000   Illinois Central Corp.               $ 4,312,500
      97,952   Santa Fe Pacific Corp.                 2,497,776
                                                   ------------
                                                      6,810,276
--------------------------------------------------------------------------------
Restaurants -- 0.5%
     157,900   Applebees Int'l., Inc.                 4,065,925
--------------------------------------------------------------------------------
Semiconductor -- 8.2%
      68,800   Adv. Micro-Devices, Inc.               2,502,600
      39,000   Altera Corp.                           1,686,750
      39,000   Analog Devices, Inc.                   1,326,000
      30,700   Atmel Corp.                            1,700,013
      38,000   Cypress Semiconductor Corp.            1,539,000
     142,000   Intel Corp.                            8,990,375
      38,000   International Rectifier Corp.          1,235,000
     190,000   LSI Logic Corp.                        7,433,750
     299,500   Micron Technology, Inc.               16,435,062
      87,300   Motorola, Inc.                         5,860,013
      14,000   Novellus Systems, Inc.                   948,500
      94,500   Texas Instruments, Inc.               12,651,187
      50,000   Xilinx, Inc.                           4,700,000
                                                   ------------
                                                     67,008,250
--------------------------------------------------------------------------------
Telecommunication -- 1.9%
      18,000   ADC Telecommunication, Inc.              643,500
     171,450   Andrew Corp.                           9,922,669
     100,000   DSC Communication Corp.                4,650,000
                                                   ------------
                                                     15,216,169
--------------------------------------------------------------------------------
Textile-Apparel and Production -- 0.6%
     113,000   Fieldcrest Cannon, Inc.                2,443,625
     101,300   Wellman, Inc.                          2,773,088
                                                   ------------
                                                      5,216,713
--------------------------------------------------------------------------------
Transportation-Miscellaneous -- 0.1%
     109,400   Maritrans, Inc.                          642,725
--------------------------------------------------------------------------------
Truckers -- 0.3%
      59,000   FRP Pptys., Inc.                       1,268,500
      25,000   Landstar System, Inc.                    643,750
      20,000   Werner Enterprises, Inc.                 400,000
                                                   ------------
                                                      2,312,250
--------------------------------------------------------------------------------
Utilities-Gas and Pipeline -- 0.1%
      25,000   ONEOK, Inc.                              534,375
--------------------------------------------------------------------------------
               Total Common Stocks
                 (Cost $549,389,535)                751,505,819
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Convertible Bonds -- 0.1%
--------------------------------------------------------------------------------

Principal
Amount                                                    Value
--------------------------------------------------------------------------------
   $ 900,000   Mediq, Inc. 7.25%
                Deb., due 6/1/06                     $  760,500
--------------------------------------------------------------------------------
               Total Convertible Bonds
                (Cost $865,567)                         760,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. Government Securities -- 1.4%
--------------------------------------------------------------------------------
Principal
Amount                                                    Value
--------------------------------------------------------------------------------

 $11,000,000   U.S. Treasury Notes,
                4.25% due 7/31/95                  $ 10,988,010
--------------------------------------------------------------------------------
               Total U.S. Government Securities
                (Cost $11,000,868)                   10,988,010
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreement -- 7.0%
--------------------------------------------------------------------------------
Principal                                Maturity
Amount                                     Date           Value
--------------------------------------------------------------------------------
 $57,437,000   State Street Bank & Trust
               repurchase agreement, dated
               6/30/95, maturity value
               $57,465,719, 6%, due 7/3/95
               (collateralized by $56,420,000
               U.S. Treasury Notes,
               6.875% due 2/28/97)        7/3/95   $ 57,437,000
--------------------------------------------------------------------------------
               Total Repurchase Agreement
                (Cost $57,437,000)                   57,437,000
--------------------------------------------------------------------------------
Total Investments -- 100.1%
 (Cost $561,255,970)                                820,691,329
Payables in Excess of Cash, Receivables
 and Other Assets -- (0.1%)                            (419,024)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                               $820,272,305
--------------------------------------------------------------------------------

See Notes to Financial Statements.

o The Guardian Asset Allocation Fund

--------------------------------------------------------------------------------
Common Stocks -- 65.3%
--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Automotive -- 0.8%
      14,000   Echlin, Inc.                         $   486,500
--------------------------------------------------------------------------------
Broadcasting -- 3.2%
      18,000   Capital Cities, ABC, Inc.              1,944,000
--------------------------------------------------------------------------------
Chemicals -- 8.7%
      20,000   E.I. Du Pont de Nemours & Co.          1,375,000
      22,600   Eastman Chemical Co.                   1,344,700
      27,400   PPG Industries, Inc.                   1,178,200
      30,000   Sterling Chemicals, Inc.                 348,750
      32,800   Union Carbide Corp.                    1,094,700
                                                   ------------
                                                      5,341,350
--------------------------------------------------------------------------------
Electronics and Instruments -- 1.0%
      10,000   Electroglas, Inc.                        572,500
       3,000   Strattec Sec. Corp.                       36,750
                                                   ------------
                                                        609,250
--------------------------------------------------------------------------------
Financial-Banks -- 2.7%
      31,800   Bank of New York, Inc.                 1,283,925
      17,165   Signet Banking Corp.                     375,484
                                                   ------------
                                                      1,659,409
--------------------------------------------------------------------------------
Financial-Other -- 2.0%
      17,165   Capital One Fin'l Corp.                  334,718
      20,000   Green Tree Fin'l. Corp.                  887,500
                                                   ------------
                                                      1,222,218
--------------------------------------------------------------------------------
Fertilizer -- 0.5%
      25,000   Terra Industries, Inc.                   303,125
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 0.5%
       5,100   Coca Cola Co.                            325,125
--------------------------------------------------------------------------------
Health Care -- 1.7%
      60,300   Humana, Inc.                           1,062,788
--------------------------------------------------------------------------------
Information Processing -- 8.9%
      40,100   Amdahl Corp.                             446,112
      15,000   Ceridian Corp.                           553,125
      15,000   Hewlett Packard Co.                    1,117,500
      19,000   Int'l. Business Machines Co.           1,824,000
      66,000   Quantum Corp.                          1,509,750
                                                   ------------
                                                      5,450,487
--------------------------------------------------------------------------------
Insurance -- 1.4%
      22,000   AMBAC, Inc.                              882,750
--------------------------------------------------------------------------------
Lodging -- 1.7%
     100,000   Host Marriott Corp.                    1,062,500
--------------------------------------------------------------------------------
Machinery and Equipment -- 3.9%
      15,000   Briggs & Stratton Corp.                  517,500
      16,400   Cummins Engine, Inc.                     715,450
      10,000   Deere & Co.                              856,250
       5,000   Eaton Corp.                              290,625
                                                   ------------
                                                      2,379,825
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 1.0%
      10,000   Sears Roebuck & Co.                      598,750
--------------------------------------------------------------------------------
Merchandising-Drugs -- 1.0%
      26,250   Bergen Brunswig Corp.                    600,469
--------------------------------------------------------------------------------
Merchandising-Special -- 0.5%
      20,800   Waban, Inc.                              309,400
--------------------------------------------------------------------------------
Metals and Mining -- 1.6%
      40,000   Magma Copper Co.                         650,000
       2,180   Santa Fe Pacific Gold Corp.               26,432
      25,000   WHX Corp.                                293,750
                                                   ------------
                                                        970,182
--------------------------------------------------------------------------------
Oil and Gas Producing -- 2.4%
      10,000   Tom Brown, Inc.                          148,750
      10,000   Devon Energy Corp.                       215,000
      14,000   H S Resources, Inc.                      196,000
      14,000   Phoenix Resources Cos., Inc.*            444,500
      20,000   Pogo Producing Co.                       457,500
                                                   ------------
                                                      1,461,750
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 3.1%
      23,000   Amoco Corp.                            1,532,375
      35,000   Tesoro Petroleum Corp.                   350,000
                                                   ------------
                                                      1,882,375
--------------------------------------------------------------------------------
Oil-Integrated-International -- 3.4%
      29,000   Exxon Corp.                            2,048,125
--------------------------------------------------------------------------------
Oil Services -- 0.5%
      40,000   Nabors Industries, Inc.                  330,000
--------------------------------------------------------------------------------
Paper and Forest Products -- 1.7%
      30,000   Rayonier, Inc.                         1,065,000
--------------------------------------------------------------------------------
Pollution Control -- 2.5%
      41,600   Browning Ferris Inds., Inc.            1,502,800
--------------------------------------------------------------------------------
Railroads -- 1.9%
      19,500   Illinois Central Corp.                   672,750
      18,415   Santa Fe Pacific Corp.                   469,582
                                                   ------------
                                                      1,142,332
--------------------------------------------------------------------------------
Semiconductor -- 7.6%
      20,000   Intel Corp.                            1,266,250
      40,200   Micron Technology, Inc.                2,205,975
      18,000   Motorola, Inc.                         1,208,250
                                                   ------------
                                                      4,680,475
--------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

The Guardian Asset Allocation Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Textile-Apparel and Production -- 1.1%
       9,100   Fieldcrest Cannon, Inc.               $  196,788
      17,900   Wellman, Inc.                            490,012
                                                   ------------
                                                        686,800
--------------------------------------------------------------------------------
               Total Common Stocks
                (Cost $33,289,158)                   40,007,785
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds -- 3.2%
--------------------------------------------------------------------------------

Principal
Amount                                                    Value
--------------------------------------------------------------------------------
  $1,000,000   BAT Capital Corp.,
                6.875% Deb., due 4/15/03              $ 991,770
     500,000   Ford Motor Cr. Mtn. Bk.,
                5.85% Deb., due 3/26/98                 493,295
     500,000   McDermott, Inc. Mtn. Bk. Ent.,
                6.57% Deb., due 4/20/98                 497,990
--------------------------------------------------------------------------------
               Total Corporate Bonds
                (Cost $1,994,785)                     1,983,055
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Multi Class Mortgage Pass-Throughs -- 7.8%
--------------------------------------------------------------------------------

Principal
Amount                                                    Value
--------------------------------------------------------------------------------
  $1,000,000   Federal Home Loan Mortgage
                Corp., 7% due 3/15/21                $  983,750
   1,000,000   Federal Home Loan Mortgage
                Corp., 6.25% due 12/15/18               965,930
   1,000,000   Federal National Mortgage
                Assn., 5.75% due 4/25/06                966,560
   1,000,000   Federal National Mortgage
                Assn., 6.25% due 7/25/07                969,680
     913,541   Residential Fdg. Mortgage Secs.,
                Inc., 6.50% due 9/25/08                 875,282
--------------------------------------------------------------------------------
               Total Multi Class Mortgage
                Pass-Throughs (Cost $4,725,967)       4,761,202
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. Government Securities -- 22.2%
--------------------------------------------------------------------------------
Principal
Amount                                                    Value
--------------------------------------------------------------------------------
 $13,750,000   U.S. Treasury Bills, 5.64%
                due 9/7/95                         $ 13,603,517
--------------------------------------------------------------------------------
               Total U.S. Government Securities
                (Cost $13,603,517)                   13,603,517
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreement -- 2.2%
--------------------------------------------------------------------------------

Principal                                  Maturity
Amount                                       Date         Value
--------------------------------------------------------------------------------
  $1,364,000   State Street Bank & Trust
               repurchase agreement,
               dated 6/30/95, maturity value
               $1,364,682, 6%, due 7/3/95
               (collateralized by $1,390,000
               U.S. Treasury Notes,
               5.25% due 7/30/98)           7/3/95  $ 1,364,000
--------------------------------------------------------------------------------
               Total Repurchase Agreement
                (Cost $1,364,000)                     1,364,000
--------------------------------------------------------------------------------
Total Investments -- 100.7%
 (Cost $54,977,427)                                  61,719,559
Payables in Excess of Cash, Receivables
 and Other Assets -- (0.7%)                            (418,002)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                $61,301,557
--------------------------------------------------------------------------------

See Notes to Financial Statements.

o The Guardian Baillie Gifford International Fund

--------------------------------------------------------------------------------
Common Stocks -- 95.6%
--------------------------------------------------------------------------------

    Shares                                                Value
--------------------------------------------------------------------------------
Argentina -- 0.5%
 Real Estate -- 0.5%
    54,100    Comercial De Plata                     $  220,881
--------------------------------------------------------------------------------
Austria -- 1.1%
 Banks -- 0.2%
     1,770    Creditanstalt Bank                        101,947
 Business Services -- 0.3%
     2,380    Flughafen Wien AG                         126,575
 Construction Materials -- 0.6%
       610    Wienerberger Baust                        234,230
                                                   ------------
                                                        462,752
--------------------------------------------------------------------------------
Australia -- 4.3%
 Business Services -- 0.3%
    17,000    Brambles Industries Ltd.                  161,180
 Electric Utilities -- 0.7%
    87,562    Australia Gas & Light Co.                 276,937
 Forest Products -- 0.6%
    35,961    Amcor Limited                             265,299
 Metals -- 0.5%
    35,000    Western Mining Corp.                      192,786
 Petroleum Services -- 1.0%
    33,505    Broken Hill Proprietary                   412,443
 Real Estate -- 0.6%
    18,988    Lend Lease Corp.                          241,075
 Retail Trade -- 0.6%
   111,741    Woolworths Ltd.                           231,900
                                                   ------------
                                                      1,781,620
--------------------------------------------------------------------------------
Belgium -- 1.4%
 Banks -- 1.2%
     1,530    Generale De Banque                        491,605
 Metals -- 0.2%
     1,600    Union Miniere                             104,619
                                                   ------------
                                                        596,224
--------------------------------------------------------------------------------
Brazil -- 0.6%
 Broadcasting -- 0.4%
     4,500    Telecomunicados Brasileras                150,187
 Energy -- 0.2%
     3,985    Companhia Energetica De Minas              80,696
                                                   ------------
                                                        230,883
--------------------------------------------------------------------------------
Chile -- 0.4%
 Electric Utilities -- 0.4%
     6,300    Enersis SA                                185,850
--------------------------------------------------------------------------------
Czechoslovakia -- 0.3%
 Electric Utilities -- 0.3%
     3,020    Ceska Energeticke Zavody                  109,818
--------------------------------------------------------------------------------
Denmark -- 0.6%
 Telecommunication -- 0.6%
     4.490    Tele Danmark AS                           249,837
--------------------------------------------------------------------------------
France -- 6.0%
 Bank -- 1.1%
     4,000    Societe Generale                          467,504
 Chemicals -- 0.5%
     9,250    Rhone Poulenc SA                          208,403
 Conglomerates -- 0.6%
     1,010    CGIP                                      235,465
 Containers and Glass -- 0.7%
     2,280    Cie De St Gobain                          275,407
 Leisure Time -- 0.4%
     1,600    Club Mediterranee                         163,090
 Oil-Integrated -- 0.8%
     4,470    Societe Elf Aquitaine                     330,323
 Retail Trade -- 1.5%
       760    Carrefour                                 389,297
     1,300    Castorama Dubois                          215,447
 Toys, Amusement, Sporting Goods -- 0.4%
     1,070    BIC                                       176,448
                                                   ------------
                                                      2,461,384
--------------------------------------------------------------------------------
Germany -- 5.9%
 Air Travel -- 0.9%
     2,475    Lufthansa AG                              357,944
 Automobile -- 0.7%
     1,060    Volkswagen AG                             306,219
 Banks -- 1.1%
     9,750    Deutsche Bank AG                          473,787
 Building Construction -- 0.6%
       375    Kampa Haus AG                             226,969
 Chemical -- 0.8%
     1,480    BASF AG                                   316,141
 Industrial Machinery -- 0.8%
     1,300    Man AG                                    335,129
 Drugs and Health Care -- 1.0%
       937    GEHE AG                                   427,006
                                                   ------------
                                                      2,443,195
--------------------------------------------------------------------------------
Hong Kong -- 5.8%
 Conglomerates -- 1.7%
    80,000    Hutchison Whampoa                         386,673
    40,000    Swire Pacific                             304,996
 Electric Utilities -- 0.4%
   109,440    Hong Kong and China Gas                   174,673
 Financial-Bank -- 1.0%
    30,679    HSBC Holdings                             393,509
 Real Estate -- 2.1%
    73,000    Cheung Kong Holdings                      361,330
--------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

The Guardian Baillie Gifford International Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
    Shares                                                Value
--------------------------------------------------------------------------------
    80,000    Hong Kong Land Holding                 $  145,600
    51,000    Sun Hung Kai Properties                   377,336
 Telephone -- 0.6%
   133,000    Hong Kong Telecommunications              262,982
                                                   ------------
                                                      2,407,099
--------------------------------------------------------------------------------
Hungary -- 0.1%
 Retail Trade -- 0.1%
    22,000    Fotex                                      32,187
--------------------------------------------------------------------------------
Ireland -- 0.3%
 Construction Materials -- 0.3%
    19,500    CRH                                       130,532
--------------------------------------------------------------------------------
Italy -- 2.7%
 Automobiles -- 0.8%
    93,700    Fiat Spa                                  330,420
 Insurance -- 0.8%
      53,280   RAS                                      322,570
 Telephone -- 1.1%
   170,000    Telecom Italia                            460,779
                                                   ------------
                                                      1,113,769
--------------------------------------------------------------------------------
Japan -- 27.8%
 Automobiles -- 1.8%
    43,000    Calsonic Corp.                            292,737
    40,000    Suzuki Motor Corp.                        445,991
 Banks -- 0.9%
    19,000    Sanwa Bank                                358,681
 Business Services -- 1.8%
    35,000    Kamigumi Co.                              351,012
     6,000    Secom Co.                                 377,323
 Construction and Mining Equipment -- 0.9%
    32,000    Nishimatsu Construction                   377,559
 Drugs and Health Care -- 1.2%
    12,100    Sankyo Co.                                281,246
     8,800    Santen Pharmaceutical Co.                 234,653
 Electrical Equipment -- 1.2%
    49,000    Hitachi Corp.                             488,526
 Electronics -- 3.9%
    21,000    Aiwa Co.                                  507,935
     8,000    Kyocera Corp.                             658,840
    12,000    Murata Manufacturing Co.                  454,486
 Financial Services -- 1.2%
     9,000    Japan Securities Finance                  100,879
     9,600    Promise Co.                               400,967
 Homebuilders -- 0.7%
    24,000    Sekusui House                             297,328
 Industrial Machinery -- 1.8%
    30,000    Amada Co.                                 256,622
    72,000    Mitsubishi Heavy Ind.                     489,316
 Insurance -- 0.9%
    32,000    Tokio Marine & Fire Ins.                  366,987
 Investment Companies -- 1.0%
    24,000    Nomura Securities Co.                     419,090
 Leisure Time -- 0.7%
     1,800    Toho Co.                                  299,451
 Photography -- 1.8%
    30,000    Canon, Inc.                               488,467
    11,000    Fuji Photo Film Co.                       260,870
 Real Estate -- 1.0%
    37,000    Mitsubishi Estate                         416,908
 Retail Grocery -- 0.9%
     5,000    Seven Eleven Japan                        358,091
 Retail Trade -- 2.2%
     6,000    Ito Yokado Co.                            316,441
    25,000    Marui Co.                                 398,207
     7,000    Shimachu Co.                              177,571
 Steel -- 1.4%
    26,000    Hitachi Metals                            291,735
   118,000    Sumitomo Metal Ind.                       307,687
 Telecommunication -- 1.5%
        76    DDI Corp.                                 609,758
 Tires and Rubber -- 1.0%
    28,000    Bridgestone Corp.                         412,955
                                                   ------------
                                                     11,498,319
--------------------------------------------------------------------------------
Malaysia -- 2.9%
 Conglomerates -- 0.9%
   130,800    Sime Darby Berhad                         364,824
 Leisure Time -- 1.1%
    80,000    Resorts World Berhad                      469,237
 Telephone -- 0.9%
    48,000    Telekom Malaysia                          364,233
                                                   ------------
                                                      1,198,294
--------------------------------------------------------------------------------
Mexico -- 0.8%
 Building and Construction -- 0.1%
     1,330    Tolmex                                     51,915
 Food, Beverage and Tobacco -- 0.4%
     5,800    Pan American Beverage                     174,000
 Telephone -- 0.3%
     3,500    Telefonos de Mexico SA                    103,687
                                                   ------------
                                                        329,602
--------------------------------------------------------------------------------
Netherlands -- 2.8%
 Banks -- 0.9%
    10,070    ABN Amro Holdings NV                      388,633
 Household Appliances -- 1.3%
    12,500    Philip Electronics NV                     529,203
--------------------------------------------------------------------------------

See Notes to Financial Statements.

The Guardian Baillie Gifford International Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
    Shares                                                Value
--------------------------------------------------------------------------------
 Publishing -- 0.6%
     1,950    Ver Ned Uitgevers                      $  233,446
                                                   ------------
                                                      1,151,282
--------------------------------------------------------------------------------
New Zealand -- 0.7%
 Telecommunication -- 0.7%
    80,000    Telecom Corp. of New Zealand              299,505
--------------------------------------------------------------------------------
Poland -- 0.3%
 Miscellaneous -- 0.3%
    36,000    Elektrim                                  126,869
--------------------------------------------------------------------------------
Singapore -- 3.2%
 Air Travel -- 0.8%
    35,000    Singapore Airlines                        323,077
 Banks -- 1.1%
    40,000    Overseas Chinese Bank                     443,649
 Industrial Machinery -- 0.6%
    40,000    Sembawang Corp.                           243,292
 Publishing -- 0.7%
    19,200    Singapore Press HD                        287,141
                                                   ------------
                                                      1,297,159
--------------------------------------------------------------------------------
Spain -- 1.4%
 Banks -- 1.4%
    14,500    Banco Santander SA                        571,620
--------------------------------------------------------------------------------
Sweden -- 1.5%
 Business Services -- 0.4%
     5,350    Securitas AB                              185,419
 Construction & Mining Equipment -- 1.1%
    14,500    Atlas Copco AB                            201,414
     6,000    Incentive AB                              241,779
                                                   ------------
                                                        628,612
--------------------------------------------------------------------------------
Switzerland -- 4.8%
 Business Services -- 0.5%
       225    Danzas Holding                            193,443
 Drugs and Healthcare -- 1.3%
       799    Sandoz AG                                 550,939
 Food, Beverage and Tobacco -- 1.2%
       495    Nestle SA                                 515,419
 Industrial Machinery -- 0.5%
       130    Bobst AG                                  197,568
 Insurance -- 1.3%
       946    Winterthur                                522,946
                                                   ------------
                                                      1,980,315
--------------------------------------------------------------------------------
Thailand -- 0.6%
 Financial Services -- 0.6%
   100,000    Ind. Fin. Thailand                        263,318
--------------------------------------------------------------------------------
United Kingdom -- 18.8%
 Banks -- 1.3%
    34,000    Abbey National                            253,094
    36,500    National Westminster Bk. Co.              317,278
 Business Services -- 1.7%
    18,000    Associated British Ports                   80,165
    44,000    BAA                                       345,380
    36,000    Reuters Holdings                          299,761
 Chemicals -- 0.5%
   100,000    Allied Colloids                           196,437
 Conglomerates -- 2.3%
    89,051    BTR                                       447,660
    48,000    Hanson                                    167,584
    16,000    Hays                                       80,165
    26,000    Siebe                                     260,124
 Containers and Glass -- 0.3%
    37,000    Caradon PLC                               138,890
 Construction and Mining Equipment -- 0.4%
    20,000    Scapa Group                                73,962
    20,000    Weir Group                                 80,802
 Drugs and Healthcare -- 1.1%
    39,000    Glaxo Holdings                            478,583
 Electric Utilities -- 1.0%
    23,000    National Power                            162,979
    22,480    Yorkshire Electric Group                  246,719
 Electronics -- 0.7%
    20,000    Electrocomponents                         190,870
    40,000    Rotork                                    104,342
 Food, Beverage and Tobacco -- 2.9%
    30,000    Devro International                       105,933
    45,000    Guinness                                  338,556
    20,000    Highland Distilleries                     111,341
    40,000    Iceland Group                             114,522
    22,000    Reckitt and Colman                        232,702
    30,000    Rothmans Int'l. NV                        293,940
 Household Products -- 0.1%
    27,000    Life Sciences International                51,964
 International Oil -- 1.5%
    52,000    Shell Transport and Trading               621,568
 Insurance -- 1.1%
    10,000    Britannic Assurance                        87,005
    58,000    Prudential Corp.                          308,128
 Leisure Time -- 1.0%
    38,000    Granada Group                             368,697
     6,000    Vendome Lux Group SA                       45,141
 Newspapers -- 0.2%
    40,000    Mirror Group PLC                           84,619
 Retail Grocery -- 0.8%
    46,000    Sainsbury (J)                             323,032
 Retail Trade -- 0.9%
    15,000    Fine Art Developments                      93,765
    45,000    Marks & Spencer                           289,168
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

The Guardian Baillie Gifford International Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
    Shares                                                Value
--------------------------------------------------------------------------------
 Telephone -- 0.7%
    75,000    Vodafone Group                         $  278,551
 Transportation-- 0.3%
    55,000    Firstbus                                  125,099
                                                   ------------
                                                      7,798,526
--------------------------------------------------------------------------------
              Total Common Stocks
               (Cost $36,521,501)                    39,569,452
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreement -- 4.0%
--------------------------------------------------------------------------------

Principal                                 Maturity
Amount                                      Date          Value
--------------------------------------------------------------------------------
$1,640,000    State Street Bank & Trust
              repurchase agreement, dated
              6/30/95, maturity value
              $1,640,649 at 4.75% due
              7/3/95 (collateralized by
              $1,275,000 U.S. Treasury
              Bonds, 9.25% due
              2/15/10)                     7/3/95  $  1,640,000
--------------------------------------------------------------------------------
              Total Repurchase Agreement
               (Cost $1,640,000)                      1,640,000
--------------------------------------------------------------------------------
Total Investments -- 99.6%
 (Cost $38,161,501)                                  41,209,452
Cash, Receivables and Other Assets
 Less Payables -- 0.4%                                  185,680
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                $41,395,132
--------------------------------------------------------------------------------

See Notes to Financial Statements.

o The Guardian Investment Quality Bond Fund

--------------------------------------------------------------------------------
Corporate Bonds -- 31.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal
Amount                                                    Value
--------------------------------------------------------------------------------
Asset Backed -- 8.5%
$2,000,000    American Express Master Tr.,
               5.375% due 7/15/01                   $ 1,903,120
  1,000,000   Banc One Auto Tr., 6.90%
               due 4/15/98                            1,014,100
  1,500,000   Premier Auto Tr., 7.85% due
               2/4/98                                 1,537,965
                                                    -----------
                                                      4,455,185
--------------------------------------------------------------------------------
Chemicals -- 2.8%
  1,500,000   Union Carbide Corp.,
               6.79% due  6/1/25                      1,488,330
--------------------------------------------------------------------------------
Drugs and Hospital -- 1.9%
  1,000,000   Rhone Poulenc SA,
               6.75% due 10/15/99                     1,002,260
--------------------------------------------------------------------------------
Electric Utilities -- 1.8%
  1,000,000   Illinois Power Co., 5.625% due
               4/15/00                                  956,420
--------------------------------------------------------------------------------
Financial-Miscellaneous -- 6.0%
  2,000,000   General Motors Accep. Corp.,
               8.125% due 3/1/01                      2,125,120
  1,000,000   Grand Metropolitan, 7% due
               6/15/99                                1,013,000
                                                    -----------
                                                      3,138,120
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 1.9%
  1,000,000   BAT Capital Corp., 6.875%
               due 4/15/03                              991,770
--------------------------------------------------------------------------------
Machinery and Industrial Equipment -- 0.9%
    500,000   McDermott International, Inc.,
               6.57% due 4/20/98                        497,990
--------------------------------------------------------------------------------
Paper and Forest Products -- 3.8%
  2,000,000   James River Corp. VA,
               6.75% due 10/1/99                      1,993,580
--------------------------------------------------------------------------------
Telecommunication -- 3.7%
  2,000,000   Amer. Tel. & Tel. Capital Corp.,
               5.28% due 8/15/97                      1,959,560
--------------------------------------------------------------------------------
              Total Corporate Bonds
               (Cost $16,444,133)                   $16,483,215
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Multi Class Mortgage Pass-Throughs -- 31.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal
Amount                                                    Value
--------------------------------------------------------------------------------
 $1,000,000   Federal Home Loan Mortgage
               Corp., 7% due 3/15/21                  $ 983,750
  1,000,000   Federal Home Loan Mortgage
               Corp., 7.40% due 12/15/21              1,014,060
  2,000,000   Federal Home Loan Mortgage
               Corp., 6.50% due 5/15/19               1,923,120
  1,000,000   Federal National Mortgage
                Assn., 7.00% due 5/25/20                985,930
  2,000,000   Federal National Mortgage
               Assn., 5.75% due 4/25/06               1,933,120
  2,000,000   Federal National Mortgage
               Assn., 6.25% due 5/25/07               1,938,120
  2,000,000   GE Capital Mortgage Svcs.,
               Inc., 6.50% due 4/25/24                1,871,645
  1,000,000   Residential Fdg. Mtg. Secs.,
               Inc., 6.50% due 9/25/08                  875,282
  1,000,000   Federal National Mortgage
               Assn., 6.75% due 5/25/21                 975,930
  2,000,000   Federal National Mortgage
               Assn., 6.44% due 6/21/05               1,986,800
  2,000,000   Securitized Asset Sales, Inc.,
               7.41% due 4/25/24                      1,958,800
--------------------------------------------------------------------------------
              Total Multi Class Mortgage Pass-
              Throughs  (Cost $16,185,087)           16,446,557
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 5.8%
--------------------------------------------------------------------------------
Principal
Amount                                                    Value
--------------------------------------------------------------------------------
 $1,000,000   Federal National Mortgage
               Assn., 8% due 8/1/19                  $  996,957
  2,000,000   GNMA30-year TBA,
               8% due 1/15/99                         2,047,500
--------------------------------------------------------------------------------
              Total Mortgage Pass-Throughs
              (Cost $3,020,694)                       3,044,457
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government and Agencies -- 27.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal
Amount                                                    Value
--------------------------------------------------------------------------------
 $3,000,000   Federal Home Loan Mortgage
               Corp., 7.188% due 9/15/09            $ 3,052,980
    597,000   U.S. Treasury Bonds, 12%
               due 8/15/13                              880,575
    241,000   U.S. Treasury Bonds, 11.75%
               due 11/15/14                             356,528
  2,500,000   U.S. Treasury Notes, 7.625%
               due 2/15/25                            2,823,425
  3,000,000   U.S. Treasury Notes, 7.75%
               due 1/31/00                            3,205,320
  4,000,000   U.S. Treasury Notes, 6.50%
               due 8/15/97                            4,085,000
--------------------------------------------------------------------------------
              Total U.S. Government and Agencies
               (Cost $13,817,122)                    14,403,828
--------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

The Guardian Investment Quality Bond Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Repurchase Agreement -- 13.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                                 Maturity
Amount                                    Date            Value
--------------------------------------------------------------------------------
$6,861,000  State Street Bank & Trust
              repurchase agreement, dated
              6/30/95, maturity value
              $6,864,431, 6.00%, due 7/3/95
              (collateralized by $6,985,000
              U.S. Treasury Notes,
              5.25% due 7/31/98)           7/3/95   $ 6,861,000
--------------------------------------------------------------------------------
              Total Repurchase Agreement
               (Cost $6,861,000)                      6,861,000
--------------------------------------------------------------------------------
Total Investments -- 108.9%
 (Cost $56,328,036)                                  57,239,057
Payables in Excess of Cash, Receivables
 and Other Assets -- (8.9%)                          (4,682,817)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                $52,556,240
--------------------------------------------------------------------------------

See Notes to Financial Statements.

o The Guardian Tax-Exempt Fund

--------------------------------------------------------------------------------
Municipal Bonds -- 98.1%
--------------------------------------------------------------------------------
                                          Rating
Principal                                 Moody's/
Amount                                      S&P           Value
--------------------------------------------------------------------------------
Alaska -- 1.2%
  $ 200,000   Alaska St. Hag. Fin.
              Corp., Series C
              Corp. PCR Rev. 4.15%
              due 6/1/26                    AA/A+     $ 200,000
--------------------------------------------------------------------------------
Arizona -- 9.1%
    500,000   Arizona Trans.
              Highway Series A, 6%
              due 7/1/08                    Ai/AA       521,115
  1,000,000   Phoenix, AZ G.O.
              Series A, 5.40%
              due 7/1/07                   Aa/AA+     1,008,790
                                                    -----------
                                                      1,529,905
--------------------------------------------------------------------------------
Florida -- 7.4%
    465,000   Florida St. Board
              of Educ. Cap. Outlay,
              5.875% due 6/1/12             Aa/AA       469,320
    800,000   Gainesville, FL
              Utilities Systems Rev.,
              5.50% due 10/1/13             Aa/AA       761,864
                                                    -----------
                                                      1,231,184
--------------------------------------------------------------------------------
Georgia -- 12.5%
  1,000,000   Atlanta, GA Water
              and Sewerage Rev.,
              6% due 1/01/11               Aa/AA-     1,019,230
  1,000,000   Georgia St. G.O.
              Series B, 6.3%
              due 3/01/10                  Aaa/AA+    1,077,630
                                                    -----------
                                                      2,096,860
--------------------------------------------------------------------------------
Hawaii -- 6.2%
  1,000,000   Hawaii St. G.O.
              due 11/1/09                   Aa/AA     1,037,970
--------------------------------------------------------------------------------
Kentucky -- 3.0%
    500,000   Kentucky ST. Turnpike*
              Auth. Econ. Dev., .5.50%
              due 7/1/09                   Aaa/AAA      494,710
--------------------------------------------------------------------------------
Maryland -- 4.0%
    660,000   Maryland St. & La. Facs.,
              4.90% due 4/15/03            Aaa/AAA      662,495
--------------------------------------------------------------------------------
Massachusetts -- 9.0%
    800,000   MA Bay Trans. Auth.
              Gen. Trans. Sys.,
              Series B, 5.80%
              due 3/01/11                    A/A+       786,200
    500,000   MA State Cons. Ln.
              Ser. A, 5.50% due
              7/1/12                       Aa2/AA       717,293
                                                    -----------
                                                      1,503,493
--------------------------------------------------------------------------------
Michigan -- 4.2%
    750,000   Michigan Public Power
              Agency Rev., 5.50%
              due 1/1/13                   A1/AA-       711,248
--------------------------------------------------------------------------------
New Jersey -- 3.2%
    500,000   NJ State Tpk. Auth.
              Rev. Bd. Series C,
              6.5% due 1/01/16               A/A        533,550
--------------------------------------------------------------------------------
New York -- 12.5%
    750,000   New York City Mun.
              Water Fin. Auth.,
              Rev. Series A,*
              5.875% due 6/15/13           Aaa/AAA      749,558
    500,000   New York State G.O.
              5.625% due 3/1/13             A/A-        480,750
    850,000   Triborough Bridge &
              Tunnel Auth. Rev.
              Bond Series Y,
              6% due 1/01/12                Aa/A+       863,362
                                                    -----------
                                                      2,093,670
--------------------------------------------------------------------------------
North Carolina -- 6.3%
  1,000,000   Mecklenburg County,
              NC Refunding G.O.
              6% due 4/01/11               Aaa/AAA    1,046,730
--------------------------------------------------------------------------------
Oklahoma -- 2.9%
    500,000   Grand River Dam
              Auth. Rev., 5.50% due
              6/1/10                        A/A-        487,070
--------------------------------------------------------------------------------
Oregon -- 4.2%
    700,000   Portland, OR Pollution
              Control, 4.35% due
              12/1/09                       A3/P1       700,000
--------------------------------------------------------------------------------
Pennsylvania -- 3.1%
    500,000   Pennsylvania St. Tpk.
              Comm. Rev., Series N,*
              6.25% due 12/1/11            Aaa/AAA      511,780
--------------------------------------------------------------------------------
                                                                       *Insured.

                                              See Notes to Financial Statements.

The Guardian Tax-Exempt Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                          Rating
Principal                                 Moody's/
Amount                                      S&P           Value
--------------------------------------------------------------------------------
Texas -- 9.3%
  $ 300,000   Grapevine, TX Indl.
              Dev. Corp. Rev.,
              4.35% due 12/1/24            AA1/P1    $  300,000
    755,000   Harris County, TX
              Ref. Rd., 5.125%
              due 10/1/13                   Aa/AA       691,640
    600,000   Texas State Public
              Fin. Auth., Ser. A,
              5.50% due 10/1/13             Aa/AA       573,324
                                                    -----------
                                                      1,564,964
--------------------------------------------------------------------------------
              Total Municipal Bonds
               (Cost $16,781,396)                    16,405,629
--------------------------------------------------------------------------------
Total Investments -- 98.1%
 (Cost $16,781,396)                                  16,405,629
Cash, Receivables and Other Assets
 Less Payables -- 1.9%                                  324,785
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                $16,730,414
--------------------------------------------------------------------------------

Glossary of Terms:
  G.O.   - Government Obligation
  PCR    - Pollution Control Revenue


See Notes to Financial Statements.

o The Guardian Cash Management Fund

--------------------------------------------------------------------------------
Commercial Paper -- 95.0%
--------------------------------------------------------------------------------
Principal                                 Maturity
Amount                                      Date          Value
--------------------------------------------------------------------------------
Financial -- 20.7%
Bank Holding Companies -- 12.4%
 $2,800,000   Barclays US Funding
              Corp., 5.95%                07/03/95  $ 2,799,074
  2,800,000   Commerzbank US
              Fin. Corp., 5.94%           07/31/95    2,786,140
  2,800,000   Dresdner US Finance
              Corp., 5.98%                07/06/95    2,797,675
                                                    -----------
                                                      8,382,889
--------------------------------------------------------------------------------
Finance Companies -- 8.3%
  2,800,000   Amer. Tel. & Tel.
              Cap. Corp., 5.95%           07/17/95    2,792,596
  2,800,000   USAA Capital
              Corp., 5.95%                07/27/95    2,787,968
                                                    -----------
                                                      5,580,564
--------------------------------------------------------------------------------
           Total Financial                           13,963,453
--------------------------------------------------------------------------------
Industrial -- 74.3%
Aerospace and Defense -- 4.1%
  2,800,000   Rockwell Int'l.
              Corp., 5.95%                07/14/95    2,793,984
--------------------------------------------------------------------------------
Automotive -- 8.3%
  2,800,000   Ford Motor Cr.
              Co., 5.96%                  07/19/95    2,791,656
  2,800,000   Toyota Motor Credit
              Co., 5.93%                  07/07/95    2,797,233
                                                    -----------
                                                      5,588,889
--------------------------------------------------------------------------------
Beverage - Soft Drinks -- 4.1%
  2,800,000   PepsiCo, Inc., 5.93%        07/21/95    2,790,776
--------------------------------------------------------------------------------
Conglomerate -- 4.1%
  2,800,000   General Electric Corp.
              Svcs., Inc., 5.94%          07/17/95    2,792,608
--------------------------------------------------------------------------------
Containers -- 4.1%
  2,800,000   Sonoco Products
              Co., 5.90%                  07/06/95    2,797,706
--------------------------------------------------------------------------------
Drugs and Hospitals -- 8.3%
  2,800,000   Abbott Labs, Inc.,
              5.92%                       07/10/95    2,795,856
  2,800,000   Pfizer, Inc., 5.83%         07/13/95    2,794,559
                                                    -----------
                                                      5,590,415
--------------------------------------------------------------------------------
Electronics and Instruments -- 4.1%
  2,800,000   TDK USA Corp.,
              5.96%                       07/20/95    2,791,192
--------------------------------------------------------------------------------
Food Processing -- 4.1%
  2,800,000   Cargill, Inc., 5.92%        07/24/95    2,789,410
--------------------------------------------------------------------------------
Insurance -- 4.2%
 $2,800,000   Amer. General Cap.
              Svcs., 5.94%                07/05/95    2,798,152
--------------------------------------------------------------------------------
Machinery and Industrial Equipment -- 4.1%
  2,800,000   John Deere Cap.
              Corp., 5.92%                07/10/95    2,795,856
--------------------------------------------------------------------------------
Merchandising-Special -- 4.1%
  2,800,000   Toys "R" Us.
              Inc., 5.91%                 07/12/95    2,794,944
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 4.1%
  2,800,000   Chevron Oil Fin.
              Co., 5.93%                  07/07/95    2,797,233
--------------------------------------------------------------------------------
Oil Service -- 4.2%
  2,800,000   Colonial Pipeline
              Co., 5.95%                  07/06/95    2,797,686
--------------------------------------------------------------------------------
Telecommunications -- 12.4%
  2,800,000   Amer. Telephone &
              Telegraph Co., 5.92%        07/26/95    2,788,489
  2,800,000   Bell Atlantic Tel.
              Co., 5.97%                  08/02/95    2,785,141
  2,800,000   Bellsouth Telecomm.
              Inc., 5.93%                 07/13/95    2,794,465
                                                    -----------
                                                      8,368,095
--------------------------------------------------------------------------------
           Total Industrial                          50,286,944
--------------------------------------------------------------------------------
           Total Commercial Paper
            (Cost $64,250,397)                       64,250,397
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreement -- 4.8%
--------------------------------------------------------------------------------
Principal                                 Maturity
Amount                                      Date          Value
--------------------------------------------------------------------------------
 $3,225,000   State Street Bank & Trust
              repurchase agreement,
              dated 6/30/95, maturity
              value $3,226,613 at
              6.00%, due 7/3/95
              (collateralized by
              $3,170,000 U.S. Treasury
              Notes, 6.875% due
              2/28/97)                    07/03/95  $ 3,225,000
--------------------------------------------------------------------------------
           Total Repurchase Agreement
            (Cost $3,225,000)                         3,225,000
--------------------------------------------------------------------------------
Total Investments -- 99.8%
 (Cost $67,475,397)                                  67,475,397
Cash, Receivables and Other Assets
Less Payables -- 0.2%                                   156,190
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                $67,631,587
--------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

Financial Statements

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                           The Guardian   The Guardian     The Guardian   The Guardian   The Guardian   The Guardian
                                            Park Avenue          Asset  Baillie Gifford     Investment     Tax-Exempt           Cash
                                                   Fund     Allocation    International        Quality           Fund     Management
                                                                  Fund             Fund      Bond Fund                          Fund
                                           -----------------------------------------------------------------------------------------
ASSETS
   Investments, at identified cost* ...... $561,225,970    $54,977,427      $38,161,501    $56,328,036    $16,781,396    $67,475,397
                                           =========================================================================================
   Investments, at market ................  763,254,329     60,355,559       39,569,452     50,378,057     16,405,628     64,250,397
   Repurchase agreements .................   57,437,000      1,364,000        1,640,000      6,681,000              0      3,225,000
                                           -----------------------------------------------------------------------------------------
            Total Investments ............  820,691,329     61,719,559       41,209,452     57,239,057     16,405,628     67,475,397
   Cash ..................................          786            596            1,401            685        103,927         16,543
   Foreign currency (Cost $121,578) ......           --             --          121,244             --             --             --
   Receivable for securities sold ........   10,439,871        639,382               --             --             --             --
   Receivable for fund shares sold .......    1,480,622         67,411           63,757          6,366          1,193        465,344
   Dividends receivable ..................      953,841         45,831          158,639             --             --             --
   Interest receivable ...................      210,017         53,541              216        607,324        271,908            538
   Receivable for open forward
     foreign currency sold ...............           --             --           19,294             --             --             --
   Deferred organization expenses--
     Note 6 ..............................           --          9,332            9,327          9,332          9,332             --
   Foreign tax receivable ................           --             --           75,125             --             --             --
   Other assets ..........................        3,886            351              176            351            176          1,078
                                           -----------------------------------------------------------------------------------------
            Total Assets .................  833,780,352     62,536,003       41,658,631     57,863,115     16,792,164     67,958,900
LIABILITIES
   Payable for securities purchased ......   11,329,057        976,149               --      5,076,467             --             --
   Payable for fund shares redeemed ......      438,076         50,755           13,530         76,351             --        140,345
   Accrued expenses ......................      168,954         29,561           74,793         39,699         26,984         42,746
   Foreign tax withholding ...............           --             --           24,979             --             --             --
   Distributions payable .................           --             --               --         18,444          3,415          1,853
   Due to affiliates -- Note 2 ...........    1,571,960        177,981          150,197         95,914         31,351        142,369
                                           -----------------------------------------------------------------------------------------
            Total Liabilities ............   13,508,047      1,234,446          263,499      5,306,875         61,750        327,313
                                           -----------------------------------------------------------------------------------------
            Net Assets ................... $820,272,305    $61,301,557      $41,395,132    $52,556,240    $16,730,414    $67,631,587
                                           =========================================================================================

* Includes repurchase agreements.


See Notes to Financial Statements.

                                    30 & 31

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                         The Guardian   The Guardian    The Guardian    The Guardian    The Guardian    The Guardian
                                          Park Avenue          Asset Baillie Gifford      Investment      Tax-Exempt            Cash
                                                 Fund     Allocation   International         Quality            Fund      Management
                                                                Fund            Fund       Bond Fund                            Fund
                                         -------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   Shares of beneficial interest of
     $0.01 par value outstanding
     (unlimited number of shares
     authorized) .....................   $    253,118    $    52,394     $    31,636     $    53,927     $    18,052     $   676,316
   Paid-in capital ...................    601,203,305     54,443,613      38,618,443      53,648,941      18,140,328      66,955,271
   Undistributed net investment
     income ..........................      3,465,264        627,050         134,753              --              --              --
   Accumulated net realized gain/
     (loss) on investments and
     foreign currency related
     transactions ....................     13,352,235       (563,632)       (463,750)     (2,057,649)     (1,052,198)             --
   Net unrealized appreciation/
     (depreciation) of investments
     and foreign currency related
     transactions ....................    201,998,383      6,742,132       3,074,050         911,021        (375,768)             --
                                         -------------------------------------------------------------------------------------------
       Net Assets ....................   $820,272,305    $61,301,557     $41,395,132     $52,556,240     $16,730,414     $67,631,587
                                         ===========================================================================================
   Shares of beneficial interest
     outstanding-- $0.01 par value ...     25,311,609      5,239,353       3,163,454       5,401,389       1,805,246      67,631,587

       Net Asset Value Per Share .....   $      32.41    $     11.70     $     13.09     $      9.73     $      9.27     $      1.00

Maximum Offering Price Per Share
   (Net asset value x 104.71%)* ......   $      33.94    $     12.25     $     13.71     $     10.19     $      9.71           N/A**

* Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.
** No-load fund.


See Notes to Financial Statements.

                                    32 & 33

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
Six Months Ended June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                         The Guardian   The Guardian     The Guardian    The Guardian   The Guardian    The Guardian
                                          Park Avenue          Asset  Baillie Gifford      Investment     Tax-Exempt            Cash
                                                 Fund     Allocation    International         Quality           Fund      Management
                                                                Fund             Fund       Bond Fund                           Fund
                                         -------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
   Dividends ..........................  $  5,018,107     $  237,573        $ 526,011      $       --     $       --      $       --
   Interest ...........................     1,510,207        744,570           45,004       1,662,444        470,469       1,875,131
   Other income .......................        32,672             --               --          58,721             --              --
                                         -------------------------------------------------------------------------------------------
                                            6,560,986        982,143          571,015       1,721,165        470,469       1,875,131
   Less: Foreign tax withheld .........                                        70,856              --             --              --
                                         -------------------------------------------------------------------------------------------
          Total Income ................     6,560,986        982,143          500,159       1,721,165        470,469       1,875,131
                                         -------------------------------------------------------------------------------------------
   Expenses:
   Investment advisory fees -- Note 2 .     1,792,542        185,644          157,477         119,573         40,896         155,776
   12b-1 fees -- Note 3 ...............       537,763         71,401           49,212          59,786         20,448          77,888
   Transfer agent fees ................       465,452         29,018           49,214          42,660         21,794          79,807
   Custodian fees .....................        96,944         49,795           75,121          27,598         27,649          24,640
   Printing expense ...................        44,200          4,200            3,950           2,500            450           4,300
   Registration fees ..................        21,280          8,370            9,262           9,141          7,828          12,167
   Audit fees .........................         9,750          8,250           10,000           8,250          8,250           8,000
   Trustees' fees -- Note 2 ...........         7,600          7,600            7,600           7,600          7,600           7,600
   Insurance expense ..................         3,862            351              176             351            176             351
   Legal fees .........................         1,429          1,429            1,429           1,429          1,429           1,429
   Other ..............................           360            360              360             360            360             360
   Deferred organization expense --
     Note 6 ...........................            --          1,669            1,605           1,669          1,669              --
                                         -------------------------------------------------------------------------------------------
        Total Expenses ................     2,981,182        368,087          365,406         280,917        138,549         372,318
   Less: Expenses assumed by
     investment adviser -- Note 2 .....            --             --               --         111,896         77,204         107,499
                                         -------------------------------------------------------------------------------------------
        Expenses Net of Reimbursement .     2,981,182        368,087          365,406         169,021         61,345         264,819
                                         -------------------------------------------------------------------------------------------
   Net Investment Income ..............     3,579,804        614,056          134,753       1,552,144        409,124       1,610,312
                                         -------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND
   CURRENCIES -- NOTE 4
   Net realized gain/(loss) of
     investments and foreign
     currency related
     transactions -- Note 1 ...........    11,640,891        674,060         (665,672)        162,929        (54,617)             --
   Net change in unrealized
     appreciation of investments
     and foreign currency
     related transactions -- Note 4 ...   121,347,447      6,444,608          917,086       2,966,726        774,479              --
                                         -------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss
     on Investments and Currencies ....   132,988,338      7,118,668          251,414       3,129,655        719,862              --
                                         -------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET
     ASSETS RESULTING FROM OPERATIONS .  $136,568,142     $7,732,724        $ 386,167      $4,681,799     $1,128,986      $1,610,312
                                         ===========================================================================================

See Notes to Financial Statements.

                                    34 & 35

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   The Guardian                          The Guardian
                                                                    Park Avenue                             Asset
                                                                       Fund                               Allocation
                                                                                                             Fund
                                                          ------------------------------          ----------------------------
                                                           Six Months                             Six Months
                                                              Ended          Year Ended             Ended          Year Ended
                                                            June 30,        December 31,           June 30,        December 31,
                                                              1995              1994                 1995             1994
                                                           (Unaudited)        (Audited)           (Unaudited)       (Audited)
                                                          --------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
  Net investment income ...............................   $  3,579,804      $  6,992,131          $   614,056      $ 1,493,870
  Net realized gain/(loss) on investments and
   foreign currency related transactions ..............     11,640,891        14,157,157              674,060       (1,237,063)
  Net change in unrealized appreciation/
   (depreciation) on investments and
   foreign currency related transactions ..............    121,347,447       (30,003,248)           6,444,608       (1,505,052)
                                                          --------------------------------------------------------------------------
   Net Increase/(Decrease) in Net Assets
    Resulting from Operations .........................    136,568,142        (8,853,960)           7,732,724       (1,248,245)
                                                          --------------------------------------------------------------------------
 Distributions to Shareholders:
  Net investment income ...............................             --        (7,003,966)                  --       (1,492,061)
  Distribution in excess of net investment income .....             --                --                   --               --
  Net realized gain on investments and foreign
   currency related transactions ......................             --       (22,969,311)                  --       (1,215,906)
                                                          --------------------------------------------------------------------------
  Total Distributions to Shareholders .................             --       (29,973,277)                  --       (2,707,967)
                                                          --------------------------------------------------------------------------
 From Capital Share Transactions:
  Net increase/(decrease) in net assets from capital
   share transactions -- Note 7 .......................     42,787,136       119,550,874           (1,306,161)       8,630,866
                                                          --------------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets ................    179,355,278        80,723,637            6,426,563        4,674,654
 NET ASSETS:
 Beginning of period ..................................    640,917,027       560,193,390           54,874,994       50,200,340
                                                          --------------------------------------------------------------------------
 End of period* .......................................   $820,272,305      $640,917,027          $61,301,557      $54,874,994
                                                          ==========================================================================


* Includes undistributed net investment income of: ....    $ 3,465,264          $ 80,996            $ 627,050         $ 10,092

See Notes to Financial Statements.

                                                                    The Guardian                         The Guardian
                                                                  Baillie Gifford                         Investment
                                                                   International                            Quality
                                                                       Fund                                Bond Fund
                                                          ------------------------------          ----------------------------
                                                           Six Months                             Six Months
                                                             Ended           Year Ended             Ended           Year Ended
                                                             June 30,       December 31,           June 30,        December 31,
                                                              1995             1994                  1995             1994
                                                           (Unaudited)       (Audited)            (Unaudited)       (Audited)
                                                          --------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
  Net investment income ...............................    $   134,753       $    62,143          $ 1,552,144      $ 1,244,317
  Net realized gain/(loss) on investments and
   foreign currency related transactions ..............       (665,672)          465,449              162,929         (982,701)
  Net change in unrealized appreciation/
   (depreciation) on investments and
   foreign currency related transactions ..............        917,086        (1,099,928)           2,966,726       (3,210,283)
                                                          --------------------------------------------------------------------------
   Net Increase/(Decrease) in Net Assets
    Resulting from Operations .........................        386,167          (572,336)           4,681,799       (2,948,667)
                                                          --------------------------------------------------------------------------
 Distributions to Shareholders:
  Net investment income ...............................             --           (34,205)          (1,552,144)      (1,244,317)
  Distribution in excess of net investment income .....             --                --                   --               --
  Net realized gain on investments and foreign
   currency related transactions ......................             --          (265,963)                  --          (34,794)
                                                          --------------------------------------------------------------------------
  Total Distributions to Shareholders .................             --          (300,168)          (1,552,144)      (1,279,111)
                                                          --------------------------------------------------------------------------
 From Capital Share Transactions:
  Net increase/(decrease) in net assets from capital
   share transactions -- Note 7 .......................      3,466,836        17,605,390            5,939,871       24,404,308
                                                          --------------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets ................      3,853,003        16,732,886            9,069,526       20,176,530
 NET ASSETS:
 Beginning of period ..................................     37,542,129        20,809,243           43,486,714       23,310,184
                                                          --------------------------------------------------------------------------
 End of period* .......................................    $41,395,132       $37,542,129          $52,556,240      $43,486,714
                                                          ==========================================================================

* Includes undistributed net investment income of: ....      $ 134,753          $ 27,938                 $ --             $ --

See Notes to Financial Statements.

                                                                   The Guardian                          The Guardian
                                                                    Tax-Exempt                               Cash
                                                                       Fund                               Management
                                                                                                             Fund
                                                          ------------------------------          ----------------------------
                                                           Six Months                             Six Months
                                                              Ended          Year Ended             Ended          Year Ended
                                                             June 30,       December 31,           June 30,        December 31,
                                                              1995               1994                1995            1994
                                                           (Unaudited)        (Audited)           (Unaudited)      (Audited)
                                                          --------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
  Net investment income ...............................    $   409,124       $   770,638          $ 1,610,312      $ 1,625,833
  Net realized gain/(loss) on investments and
   foreign currency related transactions ..............        (54,617)         (997,544)                 --                --
  Net change in unrealized appreciation/
   (depreciation) on investments and
   foreign currency related transactions ..............        774,479        (1,586,569)                 --                --
                                                          --------------------------------------------------------------------------
   Net Increase/(Decrease) in Net Assets
    Resulting from Operations .........................      1,128,986        (1,813,475)          1,610,312         1,625,833
                                                          --------------------------------------------------------------------------
 Distributions to Shareholders:
  Net investment income ...............................       (409,124)         (770,638)         (1,610,312)       (1,625,833)
  Distribution in excess of net investment income .....             --                --                  --                --
  Net realized gain on investments and foreign
   currency related transactions ......................             --           (69,077)                 --                --
                                                          --------------------------------------------------------------------------
  Total Distributions to Shareholders .................       (409,124)         (839,715)         (1,610,312)       (1,625,833)
                                                          --------------------------------------------------------------------------
 From Capital Share Transactions:
  Net increase/(decrease) in net assets from capital
   share transactions -- Note 7 .......................         43,510        (2,514,385)         10,901,338        21,999,727
                                                          --------------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets ................        763,372        (5,167,575)         10,901,338        21,999,727
 NET ASSETS:
 Beginning of period ..................................     15,967,042        21,134,617          56,730,249        34,730,522
                                                          --------------------------------------------------------------------------
 End of period* .......................................    $16,730,414       $15,967,042         $67,631,587       $56,730,249
                                                          ==========================================================================

* Includes undistributed net investment income of: ....           $ --              $ --                $ --              $ --

See Notes to Financial Statements.

                                    36 & 37

Notes to
Financial Statements

June 30, 1995 (Unaudited)

The Park Avenue Portfolio

o The Guardian Park Avenue Fund
o The Guardian Asset Allocation Fund
o The Guardian Baillie Gifford International Fund
o The Guardian Investment Quality Bond Fund
o The Guardian Tax-Exempt Fund
o The Guardian Cash Management Fund


Note 1. Organization and Accounting Policies

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. Shares of the Portfolio are offered in six series; namely: The Guardian Park Avenue Fund (GPAF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund
(GCMF). The series are collectively referred to herein as the "Portfolio Funds".

     Prior to the close of business on February 12, 1993, GPAF and GCMF were each separately organized as Massachusetts business trusts and registered under the 1940 Act as diversified open-end management investment companies. As of the close of business on February 12, 1993, GPAF and GCMF were reorganized as series of the Portfolio, and GAAF, GBGIF, GIQBF and GTEF were also added as series.


Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the closing sales prices on such exchanges, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Certain debt securities may be valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Securities for which market quotations are not readily available, such as certain mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Portfolio Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Portfolio Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.


Foreign Currency Translation

     Only GBGIF is permitted to buy international securities that are not U.S. dollar denominated. GBGIF's books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations. It is not the practice of GBGIF to identify that portion of the results of operations that arise as a result of changes in exchange rates from fluctuations that arise from changes in market price during or at the end of a reporting period except as noted below.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Portfolio Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of June 30, 1995 are reflected in net change in unrealized appreciation or depreciation on foreign currency related transactions based on the applicable exchange rate in effect at the end of the period.


Forward Foreign Currency Contracts

     GBGIF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by GBGIF. When a forward contract is closed, GBGIF records a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currency related transactions. GBGIF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.


Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF and GTEF, and declared and paid semi- annually for GPAF, GAAF and GBGIF. Net realized short-term and long-term capital gains for these Portfolio Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.


Federal Income Taxes

     Each Portfolio Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.


Reclassification of Capital Accounts

     In accordance with a recently approved accounting pronouncement, GBGIF has recorded a reclassification to its capital accounts. This reclassification has no impact on the net asset value of GBGIF and was made to adjust undistributed investment income for differences arising from the treatment of investment income for book purposes and amounts recorded for dividends, which are calculated on a tax basis. As a result, during the year ended December 31, 1994, GBGIF reclassified $117,713 to paid-in capital from accumulated net investment income. In addition, distributions in excess of net investment income for GPAF represent prior years' differences between distributions calculated in accordance with income tax regulations and net investment income. In addition, amounts distributed for tax purposes in excess of net investment income have been reflected as a temporary overdistribution of net investment income in the Statement of Changes in Net Assets. These amounts reflect the effect of temporary differences in the computation of net investment income for financial reporting and tax purposes.

Note 2. Investment Advisory Agreements and Payments to Related Parties

     Guardian Investor Services Corporation (GISC) provides investment advisory services to each of the Portfolio Funds (except GBGIF) under an investment advisory agreement. Fees for investment advisory services are established under the terms of separate fee appendices to the agreement at an annual rate of .50% of the average daily net assets of each Portfolio Fund, except for GAAF which pays GISC at an annual rate of .65% of its average daily net assets. For the six months ended June 30, 1995, GISC voluntarily assumed $111,896, $77,204 and $107,499 of the ordinary operating expenses of GIQBF, GTEF and GCMF, respectively.

     GBGIF has an investment management agreement with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of GBGIF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBG receives a management fee computed at the rate of .80% of GBGIF's average daily net assets. One-half of this fee (.40%) is payable by GBG to BG Overseas for its services. Payment of the sub-management fee does not represent a separate or additional expense to GBGIF.

     For the six months ended June 30, 1995, aggregate sales commissions for the purchase of capital shares were paid to GISC as compensation for services rendered as follows:

Fund               Commissions               Fund                 Commissions
----               -----------               ----                 -----------
GPAF ............   $1,121,908               GIQBF .............      $94,370
GAAF ............      107,502               GTEF ..............       16,218
GBGIF ...........       94,236

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) were paid $500 per Portfolio Fund's meeting of the Board of Trustees during the six months ended June 30, 1995. An annual fee of $1,000 per Portfolio Fund (i.e., $6,000) was also paid to each such trustee during such period. The aggregate remuneration paid by the Portfolio Funds to each of the trustees who are not interested persons, amounted to $7,600 for the six months ended June 30, 1995. GISC pays compensation to the trustees who are interested persons, except for Mr. Ferrara, who receives no compensation for his trusteeship.

     Certain officers and trustees of the Portfolio Funds are affiliated with GISC.


Note 3. Underwriting Agreement and Distribution Plan

     The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Portfolio Funds. In addition, GISC and the Portfolio have entered into a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Plan). Pursuant to the Plan, each Portfolio Fund pays GISC a monthly distribution fee of up to .25% on an annual basis of its average daily net assets. GPAF currently pays GISC .15%, on an annual basis, of its average daily net assets. Under the Plan, GISC uses the fees received from the Portfolio Funds to pay distribution expenses incurred during the fiscal year, including trail commissions, the payment of advertising costs and expenses incurred to prepare, printing and distribution of prospectuses to prospective investors.


Note 4. Investment Transactions

     Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                              For the Six Months Ended June 30, 1995 (Unaudited)
                              --------------------------------------------------
                                  GPAF               GAAF              GBGIF
                              ------------       ------------       ------------
Purchases
Stocks and debt
 obligations                  $223,250,303       $ 17,727,707       $ 12,159,250
U.S. Govern-
 ment and gov-
 ernment agency
 obligations                          --           51,573,038               --

Proceeds
Stocks and debt
 obligations                   195,735,268         21,403,726          8,856,165
U.S. Govern-
 ment and gov-
 ernment agency
 obligations                          --           33,013,329               --


                                                     GIQBF              GTEF
                                                 ------------       ------------
Purchases
Stocks and debt
 obligations                                     $ 23,998,194       $ 19,062,363
U.S. Govern-
 ment and gov-
 ernment agency
 obligations                                       91,885,385               --

Proceeds
Stocks and debt
 obligations                                        8,417,656         19,013,630
U.S. Government
 and government
 agency obligations                                96,012,708               --

     The cost of investments owned at June 30, 1995 for federal income tax purposes was the same as for financial reporting purposes for the Portfolio Funds. The gross unrealized appreciation and (depreciation) at June 30, 1995, were as follows:

                                   GPAF              GAAF              GBGIF
                              -------------       -----------       -----------
Appreciation                  $ 210,625,185       $ 7,070,166       $ 4,603,550
(Depreciation)                   (8,626,802)         (328,034)       (1,529,500)
                              -------------       -----------       -----------
Net Unrealized
 Appreciation                 $ 201,998,383       $ 6,742,132       $ 3,074,050
                              =============       ===========       ===========

                                                     GIQBF             GTEF
                                                  -----------       -----------
Appreciation                                      $ 1,154,759       $    64,848
(Depreciation)                                       (243,738)         (440,616)
                                                    ---------       -----------
Net Unrealized
 Appreciation
 (Depreciation)                                     $ 911,021       $  (375,768)
                                                    =========       ===========

     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price (Note 1). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At June 30, 1995, GBGIF had open forward foreign currency contracts, as listed below, with net unrealized gains of $19,294, which are included in net unrealized appreciation or depreciation on foreign currency related transactions.

                                                                                                     Unrealized
                               Type of          Expiration                          Current         Appreciation/
Currency                       Contract            Date             Cost              Value        (Depreciation)
--------                       --------            ----             ----              -----        --------------
Australian Dollar                Sell            07/05/95       $   24,210        $   24,082          $   128
Deutsch Mark                     Sell            07/05/95           10,686            10,803             (117)
French Franc                     Sell            07/05/95            6,132             6,194              (62)
Hong Kong Dollar                 Sell            07/05/95            5,481             5,480                1
Japanese Yen                     Sell            07/05/95            3,339             3,365              (26)
Japanese Yen                     Sell            12/20/95        6,055,468         6,035,589           19,879
Malaysian Ringgit                Sell            07/05/95            1,337             1,339               (2)
Pound Sterling                   Sell            07/05/95           56,179            56,555             (376)
Singapore Dollar                 Sell            07/05/95            6,049             6,059              (10)
Swedish Krona                    Sell            07/05/95            8,716             8,738              (22)
Swiss Franc                      Sell            07/05/95           10,824            10,923              (99)
Italian Lira                     Sell            07/05/95                4                 4                0
                                                                                                      -------
Total unrealized appreciation on open forward contracts                                               $19,294
                                                                                                      =======


Note 5. Repurchase Agreements

     The collateral for repurchase agreements is either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Portfolio Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Portfolio Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Portfolio Fund. Repurchase agreements of more than seven days' duration, together with investments in any other securities which are not considered readily marketable by the Securities and Exchange Commission, are not permitted if more than the applicable portion of a Portfolio Fund's net assets (either 10% or 15% depending on the Portfolio Fund) would be so invested.


Note 6. Deferred Organization and Initial Offering Expenses

     GAAF, GIQBF and GTEF incurred expenses of $16,418 each in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by each of these Portfolio Funds upon the completion of their first year of operations or when net assets reached $50 million. GBGIF's expenses of $15,218 in connection with its organization and registration were advanced by GISC and were repaid when GBGIF completed one year of operations. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of the Portfolio Funds' operations in February, 1993.

Note 7. Transactions in Portfolio Fund Shares

o The Guardian Park Avenue Fund

                                                    Six Months Ended
                                                June 30, 1995 (Unaudited)              Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------------
                                               Shares               Amount              Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                 3,523,999         $103,690,721           6,037,382          $170,046,951
Shares issued to shareholders
  in reinvestment of dividends
  from net investment income and
  net realized gain on sales of
  investments                                      --                   --           1,053,246            28,635,093
------------------------------------------------------------------------------------------------------------------------
                                            3,523,999          103,690,721           7,090,628           198,682,044
Less shares repurchased                    (2,046,722)         (60,903,585)         (2,821,719)          (79,131,170)
------------------------------------------------------------------------------------------------------------------------
     Net Increase                           1,477,277         $ 42,787,136           4,268,909          $119,550,874
========================================================================================================================


o The Guardian Asset Allocation Fund

                                                    Six Months Ended
                                                June 30, 1995 (Unaudited)              Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------------
                                               Shares               Amount              Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                   308,164          $ 3,383,788           1,512,956          $ 16,308,961
Shares issued to shareholders
  in reinvestment of dividends
  from net investment income and
  net realized gain on investments                 --                   --             256,106             2,621,558
------------------------------------------------------------------------------------------------------------------------
                                              308,164            3,383,788           1,769,062            18,930,519
Less shares repurchased                      (432,713)          (4,689,949)           (975,487)          (10,299,653)
------------------------------------------------------------------------------------------------------------------------
     Net Increase/(Decrease)                 (124,549)         $(1,306,161)            793,575          $  8,630,866
========================================================================================================================


o The Guardian Baillie Gifford International Fund

                                                    Six Months Ended
                                                June 30, 1995 (Unaudited)              Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------------
                                               Shares               Amount              Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                   777,789          $ 9,825,434           1,962,179          $ 26,239,004
Shares issued to shareholders
  in reinvestment of dividends
  from net investment income and
  net realized gain on investments                 --                   --              22,460               293,682
------------------------------------------------------------------------------------------------------------------------
                                              777,789            9,825,434           1,984,639            26,532,686
Less shares repurchased                      (501,068)          (6,358,598)           (675,602)           (8,927,296)
------------------------------------------------------------------------------------------------------------------------
     Net Increase                             276,721          $ 3,466,836           1,309,037          $ 17,605,390
========================================================================================================================

o The Guardian Investment Quality Bond Fund

                                                    Six Months Ended
                                                June 30, 1995 (Unaudited)              Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------------
                                               Shares               Amount              Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                   935,390          $ 8,764,604           3,110,719          $ 30,772,495
Shares issued to shareholders
  in reinvestment of dividends
  from net investment income and
  net realized gain on investments            152,848            1,450,875             127,928             1,202,423
------------------------------------------------------------------------------------------------------------------------
                                            1,088,238           10,215,479           3,238,647            31,974,918
Less shares repurchased                      (454,821)          (4,275,608)           (792,656)           (7,570,610)
------------------------------------------------------------------------------------------------------------------------
     Net Increase                             633,417          $ 5,939,871           2,445,991          $ 24,404,308
========================================================================================================================


0 The Guardian Tax-Exempt Fund

                                                    Six Months Ended
                                                June 30, 1995 (Unaudited)              Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------------
                                               Shares               Amount              Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                    58,748          $   546,989             258,142          $  2,414,315
Shares issued to shareholders
  in reinvestment of dividends
  from net investment income and
  net realized gain on investments             41,660              386,315              83,405               769,939
------------------------------------------------------------------------------------------------------------------------
                                              100,408              933,304             341,547             3,184,254
Less shares repurchased                       (96,656)            (889,794)           (611,851)           (5,698,639)
------------------------------------------------------------------------------------------------------------------------
     Net Increase/(Decrease)                    3,752          $    43,510            (270,304)         $ (2,514,385)
========================================================================================================================


o The Guardian Cash Management Fund

                                                    Six Months Ended
                                                June 30, 1995 (Unaudited)              Year Ended December 31, 1994
------------------------------------------------------------------------------------------------------------------------
                                               Shares               Amount              Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                60,868,462          $60,868,462          86,145,741         $  86,145,741
Shares issued to shareholders
  in reinvestment of dividends
  from net investment income                1,573,539            1,573,539           1,577,440             1,577,440
------------------------------------------------------------------------------------------------------------------------
                                           62,442,001           62,442,001          87,723,181            87,723,181
Less shares repurchased                   (51,540,663)         (51,540,663)        (65,723,454)          (65,723,454)
------------------------------------------------------------------------------------------------------------------------
     Net Increase/(Decrease)               10,901,338          $10,901,338          21,999,727         $  21,999,727
========================================================================================================================

Note 8. Line of Credit

     A $20,000,000 line of credit available to all of the Portfolio Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1995, none of the Portfolio Funds borrowed against this line of credit.

Financial Highlights

o The Guardian Park Avenue Fund

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

====================================================================================================================================
                           Six Months
                             Ended                                      Year Ended December 31,
                          June 30, 1995   ------------------------------------------------------------------------------------------
                           (Unaudited)    1994         1993         1992         1991         1990         1989         1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                    $  26.89    $  28.63     $  25.17     $  22.23     $  18.26     $  21.56     $  20.46     $  18.63
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment
   income                       0.13        0.31         0.50         0.45         0.65         0.68         0.92         0.60
  Net realized and
   unrealized gain/
   (loss) on
   investments                  5.39       (0.72)        4.56         4.05         5.71        (3.28)        3.88         3.23
------------------------------------------------------------------------------------------------------------------------------------
  Net increase/
   (decrease) from
   investment
   operations                   5.52       (0.41)        5.06         4.50         6.36        (2.60)        4.80         3.83
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
  Dividends from net
   investment income            --         (0.31)       (0.50)       (0.44)       (0.66)       (0.70)       (0.98)       (0.55)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from
   net realized gain
   on investments               --         (1.02)       (1.10)       (1.12)       (1.73)        --          (2.72)       (1.45)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions           --         (1.33)       (1.60)       (1.56)       (2.39)       (0.70)       (3.70)       (2.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period              $  32.41    $  26.89     $  28.63     $  25.17     $  22.23     $  18.26     $  21.56     $  20.46
------------------------------------------------------------------------------------------------------------------------------------

Total return*                  20.53%      (1.44%)      20.28%       20.48%       35.16%      (12.21%)      23.66%       20.78%
====================================================================================================================================
Ratios/supplemental data:
  Net assets, end of
   period (000's
   omitted)                 $820,272    $640,917     $560,193     $335,660     $270,095     $216,457     $228,190     $176,000
  Ratio of expenses
   to average net
   assets                       0.83%**     0.84%        0.81%        0.68%        0.67%        0.69%        0.70%        0.69%
  Ratio of net
   investment income
   to average net
   assets                       1.00%**     1.15%        1.89%        1.94%        2.96%        3.51%        4.01%        2.82%
  Portfolio
   turnover                       29%         54%          46%          64%          57%          47%          47%          58%
====================================================================================================================================

 * Excludes effect of sales load.
** Annualized


                                  Year Ended December 31,
                            ----------------------------------------------------
                              1987         1986        1985
--------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                    $  20.74     $  21.20     $  18.17
--------------------------------------------------------------------------------
Income from investment operations
  Net investment
   income                       0.47         0.35         0.44
  Net realized and
   unrealized gain/
   (loss) on
   investments                  0.20         3.33         5.12
--------------------------------------------------------------------------------
  Net increase/
   (decrease) from
   investment
   operations                   0.67         3.68         5.56
--------------------------------------------------------------------------------
Distributions to shareholders
  Dividends from net
   investment income           (0.60)       (0.33)       (0.49)
--------------------------------------------------------------------------------
  Distributions from
   net realized gain
   on investments              (2.18)       (3.81)       (2.04)
--------------------------------------------------------------------------------
  Total distributions          (2.78)       (4.14)       (2.53)
--------------------------------------------------------------------------------
Net asset value,
 end of period              $  18.63     $  20.74     $  21.20
--------------------------------------------------------------------------------

Total return*                   2.95%       18.38%       32.98%
================================================================================
Ratios/supplemental data:
  Net assets, end of
   period (000's
   omitted)                 $157,045     $136,243     $ 89,617
  Ratio of expenses
   to average net
   assets                       0.68%        0.71%        0.70%
  Ratio of net
   investment income
   to average net
   assets                       2.08%        1.79%        2.48%
  Portfolio
   turnover                       50%          48%          80%
================================================================================

Financial Highlights

o The Guardian Cash Management Fund

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

====================================================================================================
                             Six Months
                               Ended
                           June 30, 1995                   Year Ended December 31,
                            (Unaudited)      1994       1993        1992        1991        1990
----------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
----------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income         0.026        0.034       0.021       0.030       0.053       0.076
----------------------------------------------------------------------------------------------------
Distributions to shareholders
  Dividends from net
   investment income           (0.026)      (0.034)     (0.021)     (0.030)     (0.053)     (0.076)
----------------------------------------------------------------------------------------------------
Net asset value,
 end of period                $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
----------------------------------------------------------------------------------------------------

Total return                     5.19%        3.48%       2.15%       3.06%       5.70%       7.91%
====================================================================================================
Ratios/Supplemental data:
 Net assets, end of period
  (000's omitted)             $67,632      $56,730     $34,731     $37,780     $44,054     $47,143
 Ratio of expenses to
  average net assets             0.85%*       0.87%       1.02%       0.70%       0.67%       0.65%
 Ratio of expenses
  subsidized by GISC             0.35%*       0.50%       0.42%       0.44%       0.35%       0.41%
 Ratio of net investment
  income to average
  net assets                     5.17%*       3.54%       2.13%       3.01%       5.30%       7.57%
====================================================================================================

 * Ratios are annualized.
** Not annualized.


==========================================================================================
                              Three
                              Months
                              Ended
                              Dec. 31               Year Ended  September 30,
                               1989        1988          1988        1987        1986
------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $ 1.000     $ 1.000       $ 1.000     $ 1.000     $ 1.000
------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income         0.086       0.024         0.066       0.053       0.063
------------------------------------------------------------------------------------------
Distributions to shareholders
  Dividends from net
   investment income           (0.086)     (0.024)       (0.066)     (0.053)     (0.063)
------------------------------------------------------------------------------------------
Net asset value,
 end of period                $ 1.000     $ 1.000       $ 1.000     $ 1.000     $ 1.000
------------------------------------------------------------------------------------------

Total return                     8.60%       2.40%**       6.60%       5.30%       6.30%
==========================================================================================
Ratios/Supplemental data:
 Net assets, end of period
  (000's omitted)             $33,821     $21,961       $20,603     $19,618     $20,451
 Ratio of expenses to
  average net assets             0.65%       1.00%*        1.00%       1.00%       1.00%
 Ratio of expenses
  subsidized by GISC             0.52%       0.38%*        0.28%       0.35%       0.22%
 Ratio of net investment
  income to average
  net assets                     8.56%       7.63%*        6.32%       5.34%       6.36%
==========================================================================================

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

====================================================================================================================================
                                                                                                        The Guardian
                                                             The Guardian                             Baillie Gifford
                                                        Asset Allocation Fund                       International Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Period from                                  Period from
                                             Six Months                    February 15,    Six Months                   February 15,
                                               Ended         Year Ended      1993* to        Ended       Year Ended       1993* to
                                           June 30, 1995    December 31,   December 31,  June 30, 1995  December 31,    December 31,
                                            (Unaudited)        1994           1993        (Unaudited)      1994            1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 10.23        $ 10.98        $ 10.00        $ 13.01        $ 13.19        $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income/(loss)                   0.12           0.28           0.19           0.03           0.01          (0.02)
  Net realized and unrealized gain/(loss)
   on Investments and foreign currency
   related transactions                          1.35          (0.52)          1.02           0.05          (0.09)          3.32
------------------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
   investment operations                         1.47          (0.24)          1.21           0.08          (0.08)          3.30
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  Dividends from net investment income           --            (0.28)         (0.18)          --            (0.01)          --
  Distributions from net realized gain
   on investments and foreign currency
   related transactions                          --            (0.23)         (0.05)          --            (0.09)         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            --            (0.51)         (0.23)          --            (0.10)         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 11.70        $ 10.23        $ 10.98        $ 13.09        $ 13.01        $ 13.19
------------------------------------------------------------------------------------------------------------------------------------
Total return**                                  14.37%         (2.13)%        12.16%          1.24%         (0.55)%        32.98%
====================================================================================================================================
Ratios/supplemental data:
  Net assets, end of period (000's omitted)   $61,302        $54,875        $50,200        $41,395        $37,542        $20,809
  Ratio of expenses to average net assets        1.29%+         1.30%          1.29%          1.86%+         1.91%          2.35%
  Ratio of net investment income/(loss) to
   average net assets                            2.15%+         2.72%          2.07%          0.68%+         0.20%         (0.21)%
  Ratio of expenses subsidized by GISC           --             --             --             --             --             --
  Portfolio turnover                              115%           216%           165%            24%            33%             9%
====================================================================================================================================

+  Annualized
 * Commencement of operations.
** Excludes effect of sales load.


====================================================================================================================================
                                                           The Guardian
                                                         Investment Quality                             The Guardian
                                                             Bond Fund                                Tax-Exempt Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Period from                                   Period from
                                             Six Months                   February 15,    Six Months                    February 15,
                                               Ended        Year Ended      1993* to        Ended        Year Ended       1993* to
                                           June 30, 1995   December 31,   December 31,  June 30, 1995   December 31,    December 31,
                                            (Unaudited)        1994           1993       (Unaudited)        1994           1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  9.12         $ 10.04        $ 10.00        $  8.86         $ 10.20        $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income/(loss)                   0.31            0.46           0.37           0.23            0.40           0.34
  Net realized and unrealized gain/(loss)
   on Investments and foreign currency
   related transactions                          0.61           (0.90)          0.18           0.41           (1.30)          0.40
------------------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
   investment operations                         0.92           (0.44)          0.55           0.64           (0.90)          0.74
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  Dividends from net investment income          (0.31)          (0.46)         (0.37)         (0.23)          (0.40)         (0.34)
  Distributions from net realized gain
   on investments and foreign currency
   related transactions                          --             (0.02)         (0.14)          --             (0.04)         (0.20)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.31)          (0.48)         (0.51)         (0.23)          (0.44)         (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.73         $  9.12        $ 10.04        $  9.27         $  8.86        $ 10.20
------------------------------------------------------------------------------------------------------------------------------------
Total return**                                  10.23%          (4.50)%         4.13%          7.23%          (8.98)%         5.55%
====================================================================================================================================
Ratios/supplemental data:
  Net assets, end of period (000's omitted)   $52,556         $43,487        $23,310        $16,730         $15,967        $21,135
  Ratio of expenses to average net assets        0.75%+          1.46%          1.42%          0.75%+          1.09%          1.36%
  Ratio of net investment income/(loss) to
   average net assets                            6.49%+          4.94%          3.68%          5.00%+          4.26%          3.35%
  Ratio of expenses subsidized by GISC           0.42%+          --             --             0.94%+          0.47%          --
  Portfolio turnover                              241%            186%           167%           116%            107%           108%
====================================================================================================================================

                                     48 & 49

o   Trustees

    Arthur V. Ferrara, CLU. -- Chair
    John C. Angle
    Frank J. Fabozzi, Ph.D.
    Leo R. Futia, CLU
    William W. Hewitt, Jr.
    Sidney I. Lirtzman, Ph.D.
    Robert G. Smith, Ph.D.


o   Officers

    Frank J. Jones -- President
    Charles E. Albers
    Michele S. Babakian
    Joseph A. Caruso
    Alexander M. Grant, Jr.
    Raymond J. Henry
    Thomas R. Hickey, Jr.
    Ann T. Kearney
    R. Robin Menzies
    Nikolaos D. Monoyios
    John B. Murphy
    Frank L. Pepe
    Richard T. Potter, Jr.

o Investment Adviser
& Distributor

Guardian Investor Services
  Corporation(R)
201 Park Avenue South
New York, New York 10003


o Custodian of Assets

State Street Bank and Trust
  Company
Custody and Shareholder
  Services Division
P.O. Box 1713
Boston, Massachusetts 02102


o Shareholder Servicing Agent &
Dividend Paying Agent for State
Street Bank and Trust Company

National Financial Data Services
P.O. Box 419611
Kansas City, Missouri 64141-6611



This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.




EB-011566 6/95